UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23314

PIMCO Flexible Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MUNICIPAL INTERVAL FUNDS

Annual Report

December 31, 2023

PIMCO California Flexible Municipal Income Fund

PIMCO Flexible Municipal Income Fund

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended December 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to grow despite inflation that remains elevated, interest rate increases, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience was particularly evident in the United States (“U.S.”). In contrast, some European economies recently experienced relatively flat growth.

Central banks slowed interest rate hikes

Inflation eased over the reporting period, and several bank officials suggested that central banks may slow aggressive interest-rate hikes. From March 2022 through July 2023, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25 percentage points. In September, November and December 2023, the Fed did not increase interest rates. In December 2023, Fed communications conveyed a belief that the policy rate may be likely at or near its peak for the tightening cycle. From July 2022 through September 2023, the European Central Bank (“ECB”) raised its deposit facility overnight rate a total of 4.50 percentage points and then held rates steady at its October and December 2023 meetings. Meanwhile, from December 2019 through July 2023, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15 percentage points and then held rates steady in September, November and December 2023. Both the ECB and BoE acknowledged the possibility of rate cuts in 2024.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds fluctuated. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied sharply, while commodities were mixed given economic uncertainties. The U.S. dollar strengthened against the Japanese yen, but fell relative to the euro and British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely,

Deborah A. DeCotis	Joshua D. Ratner
Chair of the Board of Trustees	President

Total Returns of Certain Asset Classes for the Period Ended December 31, 2023

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	26.29%

Global equities (MSCI World Index, USD)	23.79%

European equities (MSCI Europe Index, EUR)	15.83%

Emerging market equities (MSCI Emerging Markets Index, EUR)	9.83%

Japanese equities (Nikkei 225 Index, JPY)	30.90%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	12.70%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	10.45%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	13.78%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	8.68%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	6.72%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO MUNICIPAL INTERVAL FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Funds could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A Fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California

ANNUAL REPORT	DECEMBER 31, 2023	3

Important Information About the Funds (Cont.)

Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

A Fund that has substantial exposures to municipal obligations issued by Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected significantly by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of a Fund’s investments in Puerto Rico municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rico municipal securities.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to

4	PIMCO MUNICIPAL INTERVAL FUNDS

have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. The possible scope and effect of synthetic LIBOR for U.S. Dollar LIBOR contracts and the LIBOR transition is unknown at this time. Moreover, certain aspects of the transition from LIBOR will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; PIMCO cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact a Fund. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as

ANNUAL REPORT	DECEMBER 31, 2023	5

Important Information About the Funds (Cont.)

hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

6	PIMCO MUNICIPAL INTERVAL FUNDS

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Diversification Status

PIMCO California Flexible Municipal Income Fund	06/27/2022	06/27/2022	01/31/2023	—	—	Non-Diversified

PIMCO Flexible Municipal Income Fund	03/15/2019	03/15/2019	05/26/2020	10/02/2020	09/10/2019	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Funds’ registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus or SAI with respect to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Funds’ prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 312-2113.

ANNUAL REPORT	DECEMBER 31, 2023	7

Important Information About the Funds (Cont.)

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with a fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

8	PIMCO MUNICIPAL INTERVAL FUNDS

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ANNUAL REPORT	DECEMBER 31, 2023	9

PIMCO California Flexible Municipal Income Fund

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations

Allocation Breakdown as of December 31, 2023†§

Municipal Bonds & Notes
Ad Valorem Property Tax	11.6%
Health, Hospital & Nursing Home Revenue	9.8%
Electric Power & Light Revenue	9.7%
Port, Airport & Marina Revenue	7.8%
Local or Guaranteed Housing	6.8%
Water Revenue	6.3%
Tobacco Settlement Funded	6.2%
Sales Tax Revenue	5.2%
Lease (Abatement)	5.1%
Special Tax	4.8%
Highway Revenue Tolls	4.0%
College & University Revenue	3.8%
Miscellaneous Revenue	2.9%
General Fund	2.5%
Industrial Revenue	2.0%
Miscellaneous Taxes	1.2%
Special Assessment	1.2%
Other	3.3%
Short-Term Instruments	3.1%
U.S. Government Agencies	1.1%
Other	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

10	PIMCO MUNICIPAL INTERVAL FUNDS

Institutional Class - CAFLX	Class A-1 - CAFMX

Average Annual Total Return for the period ended December 31, 2023

	1 Year	Commencement of Operations*
PIMCO California Flexible Municipal Income Fund Institutional Class	8.21%	5.29%
PIMCO California Flexible Municipal Income Fund Class A-1	7.69%	4.78%
Bloomberg CA Muni 22+ Year Index	9.13%	6.69%
60% ICE 22y+ California and Puerto Rico Municipal Index, 40% Bloomberg Municipal High Yield Index**	8.91%	5.86%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

* For class inception dates, please refer to the Important Information.

** Secondary Index is composed of 60% ICE 22y+ California and Puerto Rico Municipal Index and 40% Bloomberg Municipal High Yield Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

For periods prior to the inception date of the Class A-1 shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-1 shares.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 2.84% for Institutional Class shares and 3.34% for Class A-1 shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

ANNUAL REPORT	DECEMBER 31, 2023	11

PIMCO California Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO California Flexible Municipal Income Fund’s investment objective is to seek high current income exempt from federal and California income tax by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax and California income tax (i.e., excluded from gross income for income tax purposes but not necessarily exempt from the alternative minimum tax or from the income taxes of any other state or of a local government). Capital appreciation is a secondary objective. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to municipal revenue bonds within the special tax sector contributed to performance, as the sector posted positive returns.

»	Exposure to municipal revenue bonds within the industrial revenue sector contributed to performance, as the sector posted positive returns.
»	Exposure to taxable municipals contributed to performance, as the segment posted positive returns.

»	Exposure to municipal revenue bonds within the transportation sector contributed to performance, as the sector posted positive returns.

»	There were no material detractors for this Fund.

12	PIMCO MUNICIPAL INTERVAL FUNDS

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ANNUAL REPORT	DECEMBER 31, 2023	13

PIMCO Flexible Municipal Income Fund

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations

Allocation Breakdown as of December 31, 2023†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	10.2%
Local or Guaranteed Housing	10.1%
Industrial Revenue	8.5%
Ad Valorem Property Tax	6.8%
Tobacco Settlement Funded	6.8%
Port, Airport & Marina Revenue	5.4%
Natural Gas Revenue	5.4%
Sales Tax Revenue	5.1%
Electric Power & Light Revenue	4.6%
Water Revenue	3.6%
General Fund	2.8%
Economic Development Revenue	2.6%
Special Assessment	2.1%
Resource Recovery Revenue	1.9%
Miscellaneous Taxes	1.8%
Appropriations	1.7%
Nuclear Revenue	1.1%
College & University Revenue	1.0%
Tax Increment/Allocation Revenue	1.0%
Other	6.5%
Corporate Bonds & Notes	2.4%
Loan Participations and Assignments	2.2%
Short-Term Instruments	1.8%
U.S. Government Agencies	1.8%
Mutual Funds	1.4%
Other	1.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

14	PIMCO MUNICIPAL INTERVAL FUNDS

Institutional Class - PMFLX	Class A-1 - PMAAX	Class A-2 - PMALX	Class A-3 - PMFAX

Average Annual Total Return for the period ended December 31, 2023

	1 Year	Commencement of Operations*
PIMCO Flexible Municipal Income Fund Institutional Class	9.20%	4.01%
PIMCO Flexible Municipal Income Fund Class A-1	8.64%	3.42%
PIMCO Flexible Municipal Income Fund Class A-2	8.65%	3.41%
PIMCO Flexible Municipal Income Fund Class A-2 (adjusted)	6.47%	2.98%
PIMCO Flexible Municipal Income Fund Class A-3	8.37%	3.23%
Bloomberg Long Municipal Bond Index	9.35%	1.85%
60% Bloomberg Municipal Long Index, 40% Bloomberg Municipal High Yield Index**	9.31%	2.40%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

* For class inception dates, please refer to the Important Information.

** Secondary Index is composed of 60% Bloomberg Municipal Long Index and 40% Bloomberg Municipal High Yield Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

For periods prior to the inception date of the Class A-1, Class A-2 and Class A-3 shares performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-1, Class A-2 and Class A-3 shares.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which include the Acquired Fund Fees and Expenses, were 2.60% for Institutional Class, 3.10% for Class A-1 shares, 3.10% for Class A-2 shares and 3.35% for Class A-3 shares. As of December 31, 2023, the Fund’s Total Effective Leverage(1) was 22.84%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

ANNUAL REPORT	DECEMBER 31, 2023	15

PIMCO Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Flexible Municipal Income Fund seeks to provide high current income exempt from federal income tax. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to municipal revenue bonds within the special tax sector contributed to performance, as the sector posted positive returns.

»	Exposure to municipal revenue bonds within the industrial revenue sector contributed to performance as the sector posted positive returns.

»	Exposure to the taxable municipals segment contributed to performance, as the segment posted positive returns.
»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Exposure to two select bank preferred positions detracted from performance, as these securities saw notable declines amid broader bank volatility.

»	There were no other material detractors for this Fund.

16	PIMCO MUNICIPAL INTERVAL FUNDS

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ANNUAL REPORT	DECEMBER 31, 2023	17

Index Descriptions

Index*	Index Description

60% Bloomberg Municipal Long Index, 40% Bloomberg Municipal High Yield Index	Bloomberg Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The Bloomberg Municipal High Yield Index is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

60% ICE 22y+ California and Puerto Rico Municipal Index, 40% Bloomberg Municipal High Yield Index	The ICE 22y+ California and Puerto Rico Municipal Index is a subset of the ICE Long Duration National Municipal Securities Index, including only securities issued within the State of California and Puerto Rico. The ICE Long Duration National Municipal Securities Index tracks the performance of long duration rated and unrated US dollar denominated tax-exempt debt publicly issued by US states and territories, and their political subdivisions, in the US domestic market. The Bloomberg Municipal High Yield Index is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

Bloomberg CA Muni 22+ Year Index	The Bloomberg CA Muni 22+ Year Index is the long maturity California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax-exempt bond market.

Bloomberg Long Municipal Bond Index	Bloomberg Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

* It is not possible to invest directly in an unmanaged index.

18	PIMCO MUNICIPAL INTERVAL FUNDS

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ANNUAL REPORT	DECEMBER 31, 2023	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

PIMCO California Flexible Municipal Income Fund

Institutional Class

12/31/2023	$9.83	$0.37	$0.42	$0.79	$(0.36)	$0.00	$(0.36)

06/27/2022 - 12/31/2022	10.00	0.17	(0.18)	(0.01)	(0.16)	0.00	(0.16)

Class A-1

01/31/2023 - 12/31/2023	10.15	0.30	0.10	0.40	(0.29)	0.00	(0.29)

PIMCO Flexible Municipal Income Fund (Consolidated)

Institutional Class

12/31/2023	$9.78	$0.45	$0.44	$0.89	$(0.43)	$0.00	$(0.43)

12/31/2022	11.88	0.38	(2.10)	(1.72)	(0.37)	(0.01)	(0.38)

12/31/2021	11.45	0.28	0.43	0.71	(0.28)	0.00	(0.28)

12/31/2020	10.74	0.33	0.72	1.05	(0.33)	(0.01)	(0.34)

03/15/2019 - 12/31/2019	10.00	0.28	0.78	1.06	(0.28)	(0.04)	(0.32)

Class A-1

12/31/2023	9.78	0.40	0.44	0.84	(0.38)	0.00	(0.38)

12/31/2022	11.88	0.33	(2.10)	(1.77)	(0.32)	(0.01)	(0.33)

12/31/2021	11.45	0.22	0.43	0.65	(0.22)	0.00	(0.22)

05/26/2020 - 12/31/2020	10.30	0.19	1.17	1.36	(0.20)	(0.01)	(0.21)

Class A-2

12/31/2023	9.78	0.40	0.44	0.84	(0.38)	0.00	(0.38)

12/31/2022	11.88	0.34	(2.11)	(1.77)	(0.32)	(0.01)	(0.33)

12/31/2021	11.45	0.22	0.44	0.66	(0.23)	0.00	(0.23)

10/02/2020 - 12/31/2020	10.96	0.07	0.50	0.57	(0.07)	(0.01)	(0.08)

Class A-3

12/31/2023	9.78	0.37	0.45	0.82	(0.36)	0.00	(0.36)

12/31/2022	11.88	0.31	(2.11)	(1.80)	(0.29)	(0.01)	(0.30)

12/31/2021	11.45	0.20	0.42	0.62	(0.19)	0.00	(0.19)

12/31/2020	10.74	0.26	0.71	0.97	(0.25)	(0.01)	(0.26)

09/10/2019 - 12/31/2019	10.76	0.08	0.02	0.10	(0.08)	(0.04)	(0.12)

20	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets Applicable to common Shareholders End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.26	8.21%	$82,578	0.78%		0.92%		0.75%		0.89%		3.72%		52%

9.83	(0.08)	46,863	0.65	*	1.18	*(g)	0.60	*(g)	1.13	*(g)	3.38	*	53

10.26	4.04	4,634	1.36	*(h)	1.42	*(h)	1.33	*(h)	1.39	*(h)	3.27	*	52

$10.24	9.41%	$681,419	2.40%		2.40%		0.99%		0.99%		4.53%		59%

9.78	(14.59)	692,602	1.28	(f)	1.34	(f)	0.70	(f)	0.76	(f)	2.81		130

11.88	6.29	813,672	0.77	(f)	1.03	(f)	0.53	(f)	0.79	(f)	2.00		14

11.45	10.00	317,646	0.88	(f)	1.19	(f)	0.47	(f)	0.78	(f)	2.35		88

10.74	10.74	148,737	0.72	*(f)	1.87	*(f)	0.11	*(f)	1.26	*(f)	2.73	*	96

10.24	8.86	345,953	2.90		2.90		1.49		1.49		4.05		59

9.78	(15.02)	259,422	1.88	(f)	1.94	(f)	1.21	(f)	1.27	(f)	2.78		130

11.88	5.77	268,728	1.39	(f)	1.65	(f)	1.15	(f)	1.41	(f)	1.84		14

11.45	13.28	56,540	1.38	*(f)	1.69	*(f)	0.97	*(f)	1.28	*(f)	2.59	*	88

10.24	8.86	66,235	2.90		2.90		1.49		1.49		4.07		59

9.78	(15.01)	44,043	2.00	(f)	2.06	(f)	1.25	(f)	1.31	(f)	2.90		130

11.88	5.81	25,274	1.40	(f)	1.66	(f)	1.16	(f)	1.42	(f)	1.86		14

11.45	5.25	11	1.38	*(f)	1.69	*(f)	0.97	*(f)	1.28	*(f)	2.66	*	88

10.24	8.58	255,569	3.15		3.15		1.74		1.74		3.80		59

9.78	(15.24)	226,512	1.85	(f)	1.91	(f)	1.27	(f)	1.33	(f)	2.25		130

11.88	5.50	269,710	1.42	(f)	1.68	(f)	1.18	(f)	1.44	(f)	1.45		14

11.45	9.18	155,532	1.63	(f)	1.94	(f)	1.22	(f)	1.53	(f)	2.09		88

10.74	0.98	44,330	1.47	*(f)	2.62	*(f)	0.86	*(f)	2.01	*(f)	2.12	*	96

ANNUAL REPORT	DECEMBER 31, 2023	21

Financial Highlights (Cont.)

	RVMTP(4)
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)

PIMCO Flexible Municipal Income Fund (Consolidated)

12/31/2023	$400,000,000	$437,250	$100,000	N/A

12/31/2022	400,000,000	405,570	100,000	N/A

12/31/2021	175,000,000	887,020	100,000	N/A

12/31/2020	150,000,000	453,120	100,000	N/A

3/15/2019 - 12/31/2019	50,000,000	486,130	100,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, dividends paid to RVMTP shareholders and the amortization of debt issuance costs of these Preferred Shares. See Note 13, Preferred Shares in the Notes to Financial Statements for more information.

(f)

Expense ratio as presented is calculated based on average total managed assets for the period presented. The expense ratio to average total managed assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(g)

Certain organizational costs were incurred prior to the commencement of operations and reflected in the financial statements accompanying the initial registration statement. If the Fund had incurred all organization and trustee related expenses in the current period, the ratio of expenses to average net assets excluding waivers and ratio of expenses to average net assets excluding interest expense and waivers would have been 1.98% and 1.93%, respectively.

(h)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

[1]

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by RVMTP, bears to the aggregate of the involuntary liquidation preference of RVMTP, expressed as a dollar amount per RVMTP.

[2]

“Involuntary Liquidating Preference” means the amount to which a holder of RVMTP would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]

The RVMTP have no readily ascertainable market value. The liquidation value of the RVMTP represents its liquidation preference, which approximates fair value of the shares less any unamortized debt issuance costs. See Note 13, Preferred Shares, in the Notes to Financial Statements for more information.

[4]	Prior to December 6, 2021, certain RVMTP Shares were Variable Rate MuniFund Term Preferred Shares. See Note 13, Preferred Shares.

22	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Statement of Assets and Liabilities PIMCO California Flexible Municipal Income Fund

December 31, 2023

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$85,950
Cash	600
Receivable for investments sold	15
Receivable for Fund shares sold	88
Interest and/or dividends receivable	752

Total Assets	87,405

Liabilities:

Distributions payable	$129
Accrued management fees	56
Accrued servicing fees	2
Accrued reimbursement to PIMCO	6

Total Liabilities	193

Commitments and Contingent Liabilities^

Net Assets Applicable to Common Shareholders	$87,212

Net Assets Applicable to Common Shareholders Consist of:

Par Value^^	$0
Paid in capital	83,756
Distributable earnings (accumulated loss)	3,456

Net Assets Applicable to Common Shareholders	$87,212

Institutional Class	$82,578
Class A-1	4,634

Common Shares Outstanding:

Institutional Class	8,051
Class A-1	452

Net Asset Value Per Common Share(a):

Institutional Class	$10.26
Class A-1	10.26

Cost of investments in securities	$82,560

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	DECEMBER 31, 2023	23

Consolidated Statement of Assets and Liabilities PIMCO Flexible Municipal Income Fund

December 31, 2023

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,740,458

Financial Derivative Instruments
Exchange-traded or centrally cleared	63
Cash	179
Deposits with counterparty	4,308
Receivable for investments sold	1,574
Receivable for Fund shares sold	1,013
Interest and/or dividends receivable	22,661
Reimbursement receivable from PIMCO	4

Total Assets	1,770,260

Liabilities:

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value **	$399,439
Payable for investments purchased	1,105
Payable for unfunded loan commitments	16,672
Distributions payable	1,902
Overdraft due to custodian	8
Accrued management fees	1,125
Accrued servicing fees	341
Other liabilities	492

Total Liabilities	421,084

Commitments and contingent liabilities^

Net Assets Applicable to Common Shareholders	$1,349,176

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$2
Paid in capital	1,461,906
Distributable earnings (accumulated loss)	(112,732)

Net Assets Applicable to Common Shareholders	$1,349,176

Institutional Class	$681,419
Class A-1	345,953
Class A-2	66,235
Class A-3	255,569

Common Shares Outstanding:

Institutional Class	66,546
Class A-1	33,785
Class A-2	6,468
Class A-3	24,958

Net Asset Value Per Common Share(a):

Institutional Class	$10.24
Class A-1	10.24
Class A-2	10.24
Class A-3	10.24

Cost of investments in securities	$1,759,203

* Includes repurchase agreements of:	$1,586

** Includes unamortized debt issuance cost of	$561

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

24	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Statement of Operations PIMCO California Flexible Municipal Income Fund

Year Ended December 31, 2023
(Amounts in thousands†)

Investment Income:

Interest	$2,759
Total Income	2,759

Expenses:

Management fees	459
Distribution and/or servicing fees - Class A-1	11	(a)
Trustee fees and related expenses	22
Interest expense	18
Organizational expense reimbursements recouped	61
Total Expenses	571
Waiver and/or Reimbursement by PIMCO	(84)
Net Expenses	487

Net Investment Income (Loss)	2,272

Net Realized Gain (Loss):

Investments in securities	186
Exchange-traded or centrally cleared financial derivative instruments	20

Net Realized Gain (Loss)	206

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	3,281

Net Change in Unrealized Appreciation (Depreciation)	3,281

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,759

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Class A-1 was January 31, 2023.

ANNUAL REPORT	DECEMBER 31, 2023	25

Consolidated Statement of Operations PIMCO Flexible Municipal Income Fund

Year Ended December 31, 2023
(Amounts in thousands†)

Investment Income:

Interest	$89,531
Dividends	957
Miscellaneous income	819
Total Income	91,307

Expenses:

Management fees	12,851
Distribution and/or servicing fees - Class A-1	1,571
Distribution and/or servicing fees - Class A-2	270
Distribution and/or servicing fees - Class A-3	1,815
Trustee fees and related expenses	147
Interest expense	18,597
Paying and Redemption Agent Fees	33
Miscellaneous expense	9
Total Expenses	35,293

Net Investment Income (Loss)	56,014

Net Realized Gain (Loss):

Investments in securities	(17,943)
Exchange-traded or centrally cleared financial derivative instruments	6,276

Net Realized Gain (Loss)	(11,667)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	72,071
Exchange-traded or centrally cleared financial derivative instruments	(5,889)
Foreign currency assets and liabilities	(1)

Net Change in Unrealized Appreciation (Depreciation)	66,181

Net Increase (Decrease) in Net Assets Resulting from Operations	$110,528

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets PIMCO California Flexible Municipal Income Fund

(Amounts in thousands†)	Year Ended December 31, 2023		Inception date through December 31, 2022(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,272		$568
Net realized gain (loss)	206		(221)
Net change in unrealized appreciation (depreciation)	3,281		109

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	5,759		456

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,141)		(549)
Class A-1	(69	)(b)	N/A

Total Distributions to Common Shareholders(c)	(2,210)		(549)

Common Share Transactions*:

Receipts for shares sold	37,726		46,507

Issued as reinvestment of distributions	1,261		449

Cost of shares repurchased	(2,187)		0

Net increase (decrease) resulting from common share transactions	36,800		46,956

Total increase (decrease) in net assets applicable to common shareholders	40,349		46,863

Net Assets Applicable to Common Shareholders:

Beginning of year	46,863		0
End of year	$87,212		$46,863

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of the Fund was June 27, 2022.
(b)	Inception date of the Class A-1 was January 31, 2023.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

ANNUAL REPORT	DECEMBER 31, 2023	27

Consolidated Statements of Changes in Net Assets PIMCO Flexible Municipal Income Fund

(Amounts in thousands†)	Year Ended December 31, 2023	Year Ended December 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$56,014	$43,222
Net realized gain (loss)	(11,667)	(113,431)
Net change in unrealized appreciation (depreciation)	66,181	(150,533)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	110,528	(220,742)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(30,927)	(26,259)
Class A-1	(12,267)	(8,372)
Class A-2	(2,116)	(1,013)
Class A-3	(8,830)	(6,436)

Total Distributions to Common Shareholders(a)	(54,140)	(42,080)

Common Share Transactions*:

Receipts for shares sold	371,872	501,436

Issued as reinvestment of distributions	29,179	16,060

Cost of shares repurchased	(330,842)	(409,479)

Net increase (decrease) resulting from common share transactions	70,209	108,017

Total increase (decrease) in net assets applicable to common shareholders	126,597	(154,805)

Net Assets Applicable to Common Shareholders:

Beginning of year	1,222,579	1,377,384
End of year	$1,349,176	$1,222,579

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

28	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Flexible Municipal Income Fund

Year Ended December 31, 2023 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$110,528

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,082,327)
Proceeds from sales of long-term securities	969,012
(Purchases) Proceeds from sales of short-term portfolio investments, net	44,012
(Increase) decrease in deposits with counterparty	(842)
(Increase) decrease in receivable for investments sold	1,056
(Increase) decrease in interest and/or dividends receivable	(4,357)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	510
Increase (decrease) in payable for investments purchased	1,105
Increase (decrease) in payable for unfunded loan commitments	16,672
Increase (decrease) in accrued management fees	40
Increase (decrease) in accrued servicing fees	53
Proceeds from (Payments on) foreign currency transactions	(1)
Increase (decrease) in other liabilities	(597)
Net Realized (Gain) Loss
Investments in securities	17,943
Exchange-traded or centrally cleared financial derivative instruments	(6,276)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(72,071)
Exchange-traded or centrally cleared financial derivative instruments	5,889
Foreign currency assets and liabilities	1
Net amortization (accretion) on investments	(16,202)
Amortization of debt issuance cost	(154)
Net Cash Provided by (Used for) Operating Activities	(16,006)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	374,291
Payments on shares repurchased	(330,842)
Increase (decrease) in overdraft due to custodian	(1,848)
Cash distributions paid*	(25,966)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares Net	550
Net Cash Received from (Used for) Financing Activities	16,185

Net Increase (Decrease) in Cash and Foreign Currency	179

Cash and Foreign Currency:

Beginning of year	0
End of year	$179
* Reinvestment of distributions	$29,179

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$18,799
Non-Cash Payment In-Kind	$544

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2023	29

Schedule of Investments PIMCO California Flexible Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

City of Woodland
4.400% due 09/01/2034 «(f)	$840	$802

Total Loan Participations and Assignments (Cost $801)		802

CORPORATE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

Toledo Hospital
5.325% due 11/15/2028	150	138

Tower Health
4.451% due 02/01/2050	425	203

Wild Rivers Water Park
8.500% due 11/01/2051	200	143

Total Corporate Bonds & Notes (Cost $511)		484

MUNICIPAL BONDS & NOTES 92.9%

ALABAMA 0.8%

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
6.900% due 10/01/2050	500	525

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	155	148

		673

CALIFORNIA 74.1%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2050 (d)	1,000	538

Bay Area Toll Authority, California Revenue Bonds, Series 2023
3.900% due 04/01/2055	2,000	2,000

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,250	1,259

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	500	531
5.000% due 12/01/2053	500	532
5.000% due 02/01/2054	300	324
5.250% due 01/01/2054	300	317
5.250% due 11/01/2054	750	812
5.500% due 10/01/2054	600	666

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Community College Financing Authority Revenue Notes, Series 2016
5.000% due 06/01/2027	$260	$276

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	1,000	833

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (c)	1,500	271
5.000% due 06/01/2050	480	484

California County Tobacco Securitization Agency Revenue Notes, Series 2020
5.000% due 06/01/2029	310	338

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	1,000	1,029

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 08/15/2036	250	255

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 11/01/2038	500	509

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	500	513

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2036	250	258

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	500	502
4.000% due 08/15/2040	500	515

California Health Facilities Financing Authority Revenue Bonds, Series 2022
5.000% due 03/01/2040	500	533

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
3.650% due 01/01/2050	645	644

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2036	200	236

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 06/01/2042	1,000	1,052

California Municipal Finance Authority Revenue Notes, Series 2021
3.000% due 09/01/2030 (f)	300	275

California Pollution Control Financing Authority Revenue Notes, Series 2019
6.750% due 12/01/2028 ^(a)	125	9

30	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Public Finance Authority Revenue Bonds, Series 2017
4.000% due 08/01/2052	$900	$900

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	250	264

California Public Finance Authority Revenue Bonds, Series 2022
3.850% due 07/15/2062	800	800
4.000% due 07/15/2038	500	529

California State General Obligation Bonds, Series 2005
3.700% due 05/01/2040	2,000	2,000

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	500	495

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2037	250	263

California State General Obligation Bonds, Series 2021
5.000% due 09/01/2041	1,000	1,141

California State General Obligation Bonds, Series 2023
5.250% due 09/01/2053	200	230

California State University Revenue Bonds, Series 2015
4.000% due 11/01/2043	500	501

California State University Revenue Bonds, Series 2023
5.000% due 11/01/2042	500	586

California Statewide Communities Development Authority Revenue Bonds, Series 2006
4.500% due 11/01/2033	2,000	2,184

California Statewide Communities Development Authority Revenue Bonds, Series 2015
4.125% due 03/01/2034	485	492

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2041	500	500
5.250% due 12/01/2056	250	251

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053	300	312
5.500% due 12/01/2058	300	307

California Statewide Communities Development Authority Revenue Notes, Series 2014
6.000% due 12/01/2024	250	249

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2039 (c)	385	208

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clovis Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2041	$500	$568

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	250	200

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	240	201

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	400	327

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
2.650% due 12/01/2046	250	190
3.400% due 10/01/2046	445	341
3.500% due 10/01/2046	800	614
4.000% due 02/01/2057	250	181

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2022
4.950% due 12/01/2046	250	263

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2022
5.000% due 06/01/2036	1,000	1,204

Elk Grove Finance Authority, California Special Tax Bonds, Series 2016
5.000% due 09/01/2046	500	506

Firebaugh, California Revenue Bonds, Series 2019
4.000% due 08/01/2039	250	211

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1995
0.000% due 01/01/2028 (c)	500	452

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2021
4.000% due 01/15/2046	1,000	989

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	15,000	1,772
3.850% due 06/01/2050	445	412

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	500	524

Grossmont Union High School District, California General Obligation Bonds, Series 2021
0.000% due 08/01/2044 (c)	2,000	830

Indio Finance Authority, California Revenue Bonds, (BAM Insured), Series 2022
4.500% due 11/01/2052	250	259

Irvine Facilities Financing Authority, California Special Tax Bonds, (BAM Insured), Series 2023
0.000% due 09/01/2049 (c)	1,300	395

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	31

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Unified School District, California General Obligation Bonds, Series 2015
0.000% due 08/01/2037 (c)	$500	$283

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2030	500	548

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2037	250	284
5.000% due 05/15/2038	1,000	1,081

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
4.000% due 05/15/2041	500	504

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000	1,045

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2023
5.000% due 07/01/2048	500	572

Los Angeles Unified School District, California General Obligation Bonds, Series 2022
5.000% due 07/01/2041	500	584

Los Angeles Unified School District, California General Obligation Bonds, Series 2023
5.250% due 07/01/2048	1,000	1,162

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	330	425

Menifee Union School District, California General Obligation Bonds, Series 2023
4.000% due 08/01/2046	500	511

Metropolitan Water District of Southern California Revenue Bonds, Series 2022
5.000% due 07/01/2034	150	184
5.000% due 10/01/2034	1,000	1,229

New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2008
0.000% due 08/01/2030 (c)	200	164

Norwalk-La Mirada Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2048	1,000	1,005

Ontario International Airport Authority, California Revenue Bonds, (AGM Insured), Series 2021
4.000% due 05/15/2051	600	609

Orange County, California Community Facilities District Special Tax Bonds, Series 2022
5.000% due 08/15/2047	250	259

Orange County, California Community Facilities District Special Tax Bonds, Series 2023
5.500% due 08/15/2048	1,000	1,051

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pasadena Area Community College District, California General Obligation Bonds, Series 2023
4.000% due 08/01/2052	$560	$567

Peralta Community College District, California General Obligation Bonds, Series 2016
4.000% due 08/01/2039	250	251

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2046 (c)	1,000	346

River Islands Public Financing Authority, California Special Tax, (AGM Insured), Series 2022
5.000% due 09/01/2029	250	283

River Islands Public Financing Authority, California Special Tax, Series 2022
5.750% due 09/01/2052	250	257

Riverside, California Water Revenue Bonds, Series 2022
5.000% due 10/01/2047	750	845

Roseville, California Special Tax Bonds, Series 2017
5.000% due 09/01/2033	500	522

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2036	270	291
5.000% due 09/01/2047	100	101

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2050	500	444

Salinas Union High School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
4.375% due 06/01/2047	1,000	1,037

Salinas Union High School District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2039	250	293

San Diego County, California Certificates of Participation Bonds, Series 2023
5.000% due 10/01/2048	425	482

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
4.000% due 07/01/2046	500	489

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.250% due 07/01/2058	700	756

San Diego County, California Water Authority Revenue Bonds, Series 2022
5.000% due 05/01/2052	1,000	1,119

San Diego Unified School District, California General Obligation Bonds, Series 2023
4.000% due 07/01/2053	500	501

San Francisco County, California Transportation Authority Sales Tax Revenue Notes, Series 2017
4.000% due 02/01/2024	200	200

32	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2044	$500	$500

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2049	250	259

San Francisco, California City & County Certificates of Participation Bonds, Series 2017
4.000% due 04/01/2036	1,000	1,010

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
5.000% due 11/01/2050	200	221

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2023
4.000% due 11/01/2039	300	320

San Jose Financing Authority, California Revenue Bonds, Series 2022
5.000% due 11/01/2047	1,000	1,138

San Rafael City Elementary School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2047	250	252

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2049	1,000	1,028

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (c)	2,015	336

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	2,000	382
5.000% due 06/01/2034	250	271

University of California Revenue Bonds, Series 2013
3.800% due 05/15/2048	500	500

		64,663

COLORADO 0.6%

Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (d)	500	293

Dominion Water & Sanitation District, Colorado Revenue Notes, Series 2022
5.250% due 12/01/2032	250	252

		545

FLORIDA 0.6%

Village Community Development District No. 15, Florida Special Assessment Bonds, Series 2023
4.850% due 05/01/2038	500	500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IDAHO 0.2%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	$250	$197

INDIANA 0.3%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	290	217

IOWA 0.3%
Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	250	233

MICHIGAN 0.4%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	250	186

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (c)	1,500	192

		378

MULTI-STATE 1.0%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
2.250% due 09/25/2037	499	403

Freddie Mac Multifamily Variable Rate Certificate, New York Revenue Bonds, Series 2022
2.875% due 07/25/2036 (f)	487	429

		832

NEVADA 0.7%

Nevada Department of Business & Industry State Revenue Bonds, Series 2020
8.125% due 01/01/2050	500	509

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	1,000	132

		641

NEW HAMPSHIRE 0.6%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
4.817% due 12/20/2036	495	489

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	33

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 1.9%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	$100	$94

Build NYC Resource Corp., New York Revenue Notes, Series 2022
5.000% due 06/01/2032	200	205

New York Transportation Development Corp. Revenue Bonds, Series 2023
6.000% due 04/01/2035	1,000	1,116

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	250	246

		1,661

OHIO 0.6%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	2,200	237

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	300	275

		512

PUERTO RICO 7.5%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	444	242
0.000% due 11/01/2051	3,078	1,443

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (c)	500	312

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	1,174	1,042

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040 ^	500	131

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	5,000	1,574
0.000% due 07/01/2051 (c)	3,500	822
5.000% due 07/01/2058	1,000	1,006

		6,572

SOUTH CAROLINA 0.2%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2023
7.750% due 11/15/2058	150	155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.9%

Bristol Industrial Development Board, Tennessee Revenue Notes, Series 2016
0.000% due 12/01/2024 (c)	$810	$770

TEXAS 0.8%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	250	165

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2023
12.000% due 06/01/2043	300	302

Dallas Housing Finance Corp., Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	250	253

		720

VIRGINIA 0.4%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	345	325

WEST VIRGINIA 0.7%

Montgomery County, West Virginia Tax Allocation, Series 2023
6.000% due 06/01/2053	500	537

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	1,250	111

		648

WISCONSIN 0.3%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
6.500% due 06/01/2045	125	111

Public Finance Authority, Wisconsin Revenue Notes, Series 2023
0.000% due 09/01/2029 (c)	200	132

		243

Total Municipal Bonds & Notes (Cost $77,627)		80,974

U.S. GOVERNMENT AGENCIES 1.0%

Freddie Mac
3.600% due 06/01/2043	250	222
3.660% due 01/01/2039	749	692

Total U.S. Government Agencies (Cost $846)		914

34	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(e)	125,000	$115

Total Preferred Securities (Cost $114)		115

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.1%

U.S. TREASURY BILLS 3.1%
5.366% due 03/28/2024 - 04/23/2024 (b)(c)	$2,700	2,661

MARKET VALUE (000S)
Total Short-Term Instruments (Cost $2,661)	$2,661

Total Investments in Securities (Cost $82,560)	85,950

Total Investments 98.6% (Cost $82,560)	$85,950

Other Assets and Liabilities, net 1.4%	1,262

Net Assets 100.0%	$87,212

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is not accruing income as of the date of this report.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Notes, Series 2021	3.000%	09/01/2030	12/06/2023	$270	$275	0.32%
City of Woodland	4.400	09/01/2034	07/26/2023	801	802	0.92
Freddie Mac Multifamily Variable Rate Certificate, Revenue Bonds, Series 2022	2.875	07/25/2036	11/17/2022	426	429	0.49

				$1,497	$1,506	1.73%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	35

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

December 31, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared Futures	$0	$0	$0	$0	$20	$20

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$802	$802
Corporate Bonds & Notes
Industrials	0	484	0	484
Municipal Bonds & Notes
Alabama	0	673	0	673
California	0	64,663	0	64,663
Colorado	0	545	0	545
Florida	0	500	0	500
Idaho	0	197	0	197
Indiana	0	217	0	217
Iowa	0	233	0	233
Michigan	0	378	0	378
Multi-State	0	832	0	832
Nevada	0	641	0	641
New Hampshire	0	489	0	489
New York	0	1,661	0	1,661
Ohio	0	512	0	512
Puerto Rico	0	6,572	0	6,572
South Carolina	0	155	0	155
Tennessee	0	770	0	770
Texas	0	720	0	720
Virginia	0	325	0	325
West Virginia	0	648	0	648
Wisconsin	0	243	0	243
U.S. Government Agencies	0	914	0	914
Preferred Securities
Financials	0	115	0	115
Short-Term Instruments
U.S. Treasury Bills	0	2,661	0	2,661
Total Investments	$0	$85,148	$802	$85,950

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

36	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund

December 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.9%

City of Woodland
4.400% due 09/01/2034 «(g)	$15,935	$15,219

Fairbanks Square Affordable Housing
6.070% due 10/01/2030 «	6,118	6,407

Falcon PK
TBD% due 11/01/2026 «µ	2,800	2,825
TBD% - 7.947% due 10/26/2063 «µ	13,900	14,596

Total Loan Participations and Assignments (Cost $38,319)		39,047

CORPORATE BONDS & NOTES 3.2%

BANKING & FINANCE 1.7%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	10,000	9,899

Credit Suisse AG AT1 Claim	3,000	360

Reagan Ranch Development LLC
8.500% due 09/01/2031 «	8,500	8,132

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (d)	11,346	3,083

VM Fund LLC
8.625% due 02/28/2031 «	1,458	1,410

		22,884

INDUSTRIALS 1.5%

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	2,000	1,537

Toledo Hospital
4.982% due 11/15/2045	2,500	1,684
5.325% due 11/15/2028	4,850	4,462
6.015% due 11/15/2048	1,400	1,098

Tower Health
4.451% due 02/01/2050	14,750	7,043

Wild Rivers Water Park
8.500% due 11/01/2051	5,300	3,788

		19,612

Total Corporate Bonds & Notes (Cost $45,959)		42,496

MUNICIPAL BONDS & NOTES 114.8%

ALABAMA 3.2%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	3,520	3,547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.250% due 12/01/2053	$2,950	$3,212
5.500% due 06/01/2049	3,840	4,111
5.500% due 10/01/2054	5,400	5,970

Central Etowah County, Alabama Solid Waste Disposal Authority Revenue Bonds, Series 2020
6.000% due 07/01/2045	1,000	1,044

Energy Southeast A Cooperative District, Alabama Revenue Bonds, Series 2023
5.750% due 04/01/2054	1,900	2,129

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
6.900% due 10/01/2050	2,500	2,625

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	6,325	6,644
7.750% due 10/01/2046	1,000	1,050

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	1,375	1,509

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	491

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	3,000	3,204

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	7,498	7,156

		42,692

ALASKA 0.6%

Alaska Industrial Development & Export Authority Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 03/01/2025 (d)	2,400	2,246

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	5,450	5,833

		8,079

ARIZONA 1.0%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2033	500	309
4.500% due 01/01/2039	1,615	887
4.500% due 01/01/2049	1,000	575
5.000% due 01/01/2030	645	458
5.000% due 01/01/2054	3,000	1,834
5.125% due 01/01/2054	3,000	1,516

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	37

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arizona Industrial Development Authority Revenue Bonds, Series 2021
6.000% due 07/01/2051 ^(b)	$1,500	$90
7.750% due 01/01/2054 ^(b)	1,250	624

Arizona Industrial Development Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	555	456
5.000% due 01/01/2028	585	460
5.000% due 01/01/2029	1,510	1,215

Arizona Industrial Development Authority Revenue Notes, Series 2021
5.500% due 07/01/2031 ^(b)	325	19

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049	1,500	1,340

Maricopa County, Arizona Industrial Development Authority Revenue Notes, Series 2016
3.500% due 07/01/2026	790	770

Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	3,000	3,346

		13,899

ARKANSAS 0.6%

Arkansas Development Finance Authority Revenue Bonds, Series 2020
4.750% due 09/01/2049	7,685	7,697

CALIFORNIA 17.9%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2047 (e)	4,500	2,454
0.000% due 10/01/2050 (e)	2,000	1,076

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	315	317

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	3,905	3,934

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 02/01/2054	6,200	6,697
5.250% due 01/01/2054	3,650	3,863
5.250% due 11/01/2054	8,900	9,642
5.500% due 10/01/2054	2,500	2,775

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	11,085	9,238

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	1,445	1,282
4.000% due 02/01/2056	8,705	6,547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	$2,500	$2,070

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (d)	5,200	940

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	4,000	3,923
4.000% due 06/01/2050	4,000	3,864

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
3.650% due 01/01/2050	17,215	17,196
8.000% due 01/01/2050	10,000	10,184

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	2,955	146
4.000% due 05/01/2051	3,685	3,605
4.570% (MUNIPSA) due 12/01/2050 ~	1,750	1,706

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	2,000	2,104

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2052	2,000	2,245

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,000	907

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	3,655	3,387
4.000% due 09/01/2050 (g)	2,000	1,770

California Municipal Finance Authority Revenue Notes, Series 2021
3.000% due 09/01/2030 (g)	2,500	2,289
3.637% due 07/01/2030	1,470	1,310

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039 ^(b)	2,500	34

California Pollution Control Financing Authority Revenue Notes, Series 2019
6.750% due 12/01/2028 ^(b)	3,275	246

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	1,500	1,582

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	2,710	2,683

California State General Obligation Bonds, Series 2023
5.250% due 09/01/2053	4,100	4,726

38	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2041	$1,100	$1,099

California Statewide Communities Development Authority Revenue Notes, Series 2014
6.000% due 12/01/2024	1,250	1,245

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	2,715	2,174

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	3,065	2,561

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	5,500	4,495
4.000% due 12/01/2045	3,500	2,806

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
2.650% due 12/01/2046	995	755
3.100% due 07/01/2045	2,500	1,883
3.400% due 10/01/2046	1,290	988
3.500% due 10/01/2046	4,200	3,221
4.000% due 07/01/2056	5,695	4,107
4.000% due 08/01/2056	3,795	2,862
4.000% due 10/01/2056	2,000	1,438
4.000% due 02/01/2057	5,500	3,975

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (e)	11,000	5,591
4.300% due 07/01/2059	5,000	4,128
5.000% due 09/01/2037	2,725	2,769

Firebaugh, California Revenue Notes, Series 2019
2.050% due 08/01/2029	1,250	1,087

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2019
4.094% due 01/15/2049	2,500	2,094

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (d)	123,645	14,607
2.746% due 06/01/2034	1,100	928
3.850% due 06/01/2050	9,705	8,995

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	1,900	1,992

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	3,055	2,883

Irvine Facilities Financing Authority, California Special Tax Bonds, (BAM Insured), Series 2023
0.000% due 09/01/2050 (d)	1,250	360

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.250% due 06/01/2047	2,000	2,173

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	$4,000	$4,062

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2046 (d)	4,000	1,384

River Islands Public Financing Authority, California Special Tax, Series 2022
5.750% due 09/01/2052	3,000	3,081

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2042	4,500	4,639

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2050	1,000	888

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.250% due 07/01/2058	12,900	13,926

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2044	8,000	8,008

San Francisco, California Special Tax District, City & County Special Tax Notes, Series 2021
4.000% due 09/01/2031	150	152

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (d)	28,500	4,753
4.000% due 06/01/2049	1,750	1,636

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (d)	1,000	191
5.000% due 06/01/2031	500	544
5.000% due 06/01/2048	1,385	1,427

		240,649

COLORADO 3.4%

Aurora Highlands Community Authority Board, Colorado Revenue Bonds, Series 2021
5.750% due 12/01/2051	4,000	3,704

Bradley Heights Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
4.750% due 12/01/2051	6,250	4,785

Centerra Metropolitan District No 1, Colorado Tax Allocation Bonds, Series 2017
5.000% due 12/01/2037	4,500	4,385

Clear Creek Transit Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2050	1,000	878
7.900% due 12/15/2050	1,125	1,038

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	961

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	39

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado Health Facilities Authority Revenue Bonds, Series 2022
5.500% due 11/01/2047	$4,000	$4,376

Colorado International Center Metropolitan District No 7, General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (e)	6,375	3,741

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	1,250	1,252

Dominion Water & Sanitation District, Colorado Revenue Notes, Series 2022
5.000% due 12/01/2027	2,185	2,187
5.250% due 12/01/2032	3,170	3,192

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	2,500	2,473

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,500	2,156

Rampart Range Metropolitan District No 5, Colorado Revenue Bonds, Series 2021
4.000% due 12/01/2036	1,750	1,485

Regional Transportation District, Colorado Revenue Bonds, Series 2020
4.000% due 07/15/2038	1,150	1,160

Reunion Metropolitan District, Colorado Revenue Bonds, Series 2021
3.625% due 12/01/2044	5,258	3,993

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,915	2,570

Third Creek Metropolitan District No 1, Colorado General Obligation Bonds, Series 2022
4.750% due 12/01/2051	1,000	789

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	500	407

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2040	1,000	989

		46,521

DELAWARE 2.5%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
0.000% due 04/01/2039	26,115	26,314
7.120% due 04/01/2039	3,785	3,727
7.570% due 04/01/2039	865	887

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	2,500	2,341

		33,269

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 3.2%

Avenir Community Development District, Florida Special Assessment Bonds, Series 2023
5.375% due 05/01/2043	$4,260	$4,236

Babcock Ranch Community Independent Special, Florida Special Assessment Bonds, Series 2022
5.000% due 05/01/2053	1,500	1,379

Capital Projects Finance Authority, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2031	1,500	1,582
5.000% due 10/01/2032	1,350	1,420

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2030	1,600	1,691

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033 ^(b)	500	100
5.000% due 07/01/2043 ^(b)	250	8
5.250% due 07/01/2048 ^(b)	250	8

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2035 (d)	2,680	1,243

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	5,760	272

Capital Trust Authority, Florida Revenue Bonds, Series 2023
6.375% due 06/15/2058	3,580	3,628

Charlotte County Industrial Development Authority, Florida Revenue Bonds, Series 2021
4.000% due 10/01/2041	3,000	2,683

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2040	5,000	5,065

Hernando County, Florida Revenue Bonds, Series 2022
5.250% due 06/01/2052	2,000	2,199

Lakewood Ranch Stewardship District, Florida Special Assessment Bonds, Series 2016
5.125% due 05/01/2046	5,000	4,899

Midtown Miami Community Development District, Florida Special Assessment Bonds, Series 2014
5.000% due 05/01/2029	1,500	1,500

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2035 (d)	1,250	736

Palm Beach County, Florida Revenue Bonds, Series 2021
5.000% due 06/01/2057	500	437

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033	2,130	2,163

40	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2036	$1,000	$865

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2042 (d)	1,000	442
0.000% due 09/01/2045 (d)	1,850	695
5.000% due 07/01/2031	350	390
5.000% due 07/01/2034	275	304
5.000% due 07/01/2035	650	716

Village Community Development District No. 15, Florida Special Assessment Bonds, Series 2023
5.250% due 05/01/2054	3,500	3,538

Village Community Development District No. 15, Florida Special Assessment Notes, Series 2023
4.250% due 05/01/2028	500	501

		42,700

GEORGIA 5.4%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2036	3,000	3,074

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040 ^(b)	400	180

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	2,800	2,422

Burke County, Georgia Development Authority Revenue Bonds, Series 2013
2.925% due 11/01/2053	1,000	997

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
4.125% due 11/01/2045	5,000	4,630

Columbia County Hospital Authority, Georgia Revenue Bonds, Series 2023
5.125% due 04/01/2053	4,360	4,683

Development Authority of Burke County, Georgia Revenue Bonds, Series 1994
2.150% due 10/01/2032	1,000	988

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,000	961

Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2021
4.000% due 04/01/2056	2,000	1,383

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	3,500	3,522

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
4.000% due 09/01/2052	6,350	6,401
5.000% due 12/01/2052	15,500	16,367

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 09/01/2053	$1,325	$1,418
5.000% due 12/01/2053	7,600	8,184

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000	1,928
5.000% due 01/01/2049	6,000	6,146

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063	8,000	8,111

Municipal Electric Authority of Georgia Revenue Bonds, Series 2023
5.500% due 07/01/2064	2,000	2,135

		73,530

GUAM 0.1%

Guam Department of Education Certificates of Participation Notes, Series 2020
4.250% due 02/01/2030	1,500	1,509

IDAHO 0.4%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	7,000	5,522

ILLINOIS 6.1%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2029	2,780	2,793

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2052	1,000	1,028

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.250% due 01/01/2056	1,000	1,077
5.500% due 01/01/2055	12,000	13,029

Chicago Park District, Illinois General Obligation Bonds, Series 2020
4.000% due 01/01/2034	1,200	1,242

Chicago, Illinois Certificates of Participation Bonds, Series 2016
5.000% due 03/15/2034	1,835	1,835

Chicago, Illinois Waterworks Revenue Bonds, Series 2014
4.000% due 11/01/2032	50	50

Gilberts Special Service Area No 25, Illinois Special Tax Bonds, Series 2018
6.000% due 03/01/2048	5,000	4,925

Illinois Finance Authority Revenue Bonds, Series 2017
5.125% due 02/15/2045 ^(b)	250	68

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	41

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035 ^(b)	$2,100	$1,949

Illinois Finance Authority Revenue Bonds, Series 2020
3.510% due 05/15/2041	2,070	1,604
4.000% due 08/15/2039	5,370	5,461
4.000% due 08/15/2040	3,500	3,544
4.100% due 08/15/2049	7,700	7,700

Illinois Sales Tax State Revenue Notes, Series 2021
5.000% due 06/15/2031	2,000	2,212

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	947	1,030

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2029	950	951

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	3,400	3,505

Illinois State General Obligation Bonds, Series 2023
5.000% due 12/01/2043	11,000	11,989

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	4,500	5,048

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,215	3,219

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2034 (d)	1,000	705
0.000% due 12/15/2037 (d)	2,000	1,189

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
4.000% due 12/15/2047	765	739

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
4.000% due 01/01/2048	1,850	1,798

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2023
5.000% due 01/01/2036	1,800	1,992

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	1,500	1,667

		82,349

INDIANA 3.1%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	7,250	7,355

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	5,600	5,267

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	10,885	8,136

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indiana Finance Authority Revenue Notes, Series 2021
1.400% due 08/01/2029	$2,000	$1,776

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series 2023
6.125% due 03/01/2057	3,335	3,648

Mount Vernon, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	1,150	1,182

Warrick County, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	1,000	1,028

Whiting, Indiana Revenue Bonds, Series 2016
4.400% due 03/01/2046	12,500	12,817

		41,209

IOWA 1.7%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
3.384% due 08/15/2032	3,675	3,675

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
3.204% due 08/15/2029	6,285	6,285

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	1,200	1,218

Iowa Finance Authority Revenue Bonds, Series 2021
1.500% due 01/01/2042	4,500	4,468

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	5,640	5,260

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
0.000% due 06/01/2065 (d)	15,000	1,972

		22,878

KENTUCKY 0.7%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	685	577

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.000% due 07/01/2050	4,000	2,996

Kentucky Economic Development Finance Authority Revenue Notes, Series 2021
4.250% due 07/01/2031	1,380	1,223

Kentucky Public Energy Authority Revenue Bonds, Series 2022
4.811% (SOFRRATE) due 08/01/2052 ~	3,900	3,786

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2034	1,250	1,290

		9,872

42	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 0.8%

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.250% due 10/01/2029	$305	$339

Louisiana Public Facilities Authority Revenue Bonds, Series 2023
5.000% due 07/01/2042	2,565	2,858

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 10/01/2040	2,200	2,401

Parish of St James, Louisiana Revenue Bonds, Series 2011
5.850% due 08/01/2041	2,500	2,552

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,750	2,713

		10,863

MARYLAND 0.5%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,080	1,124

Maryland Economic Development Corp. Tax Allocation Bonds, Series 2020
4.000% due 09/01/2050	2,500	2,105

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.052% due 07/01/2040	2,500	1,930

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
3.762% due 01/01/2043	2,000	1,457
4.000% due 06/01/2036	200	201

		6,817

MASSACHUSETTS 0.6%

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2048	6,000	6,215

Massachusetts Development Finance Agency Revenue Bonds, Series 2021
4.000% due 07/01/2046	1,000	954
5.000% due 07/01/2032	250	280

Massachusetts Development Finance Agency Revenue Notes, Series 2021
5.000% due 07/01/2030	150	167

		7,616

MICHIGAN 3.0%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	10,191	7,573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Detroit, Michigan General Obligation Bonds, Series 2023
6.000% due 05/01/2039	$1,400	$1,613

Detroit, Michigan General Obligation Notes, Series 2021
2.189% due 04/01/2024	400	395

Detroit, Michigan General Obligation Notes, Series 2023
5.250% due 05/01/2025	1,750	1,780

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.390% (TSFR3M) due 07/01/2032 ~	2,930	2,787

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (d)	5,000	1,217
0.000% due 06/01/2065 (d)	30,650	3,307
5.000% due 06/01/2040	4,895	5,162

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 05/01/2046	1,100	922

Michigan State Building Authority Revenue Bonds, Series 2023
4.000% due 10/15/2047	2,000	2,016

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (d)	38,000	4,872

Michigan Trunk Line State Revenue Bonds, Series 2023
5.000% due 11/15/2046	7,500	8,523

		40,167

MINNESOTA 0.2%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2022
5.000% due 01/01/2034	1,000	1,127
5.000% due 01/01/2036	1,900	2,123

		3,250

MISSOURI 0.3%

Cape Girardeau County, Missouri Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 03/01/2046	1,400	1,361

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2044	2,200	2,168

		3,529

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	43

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MULTI-STATE 1.6%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
0.000% due 12/25/2036	$9,090	$8,806

Freddie Mac Multifamily Variable Rate Certificate, Revenue Bonds, Series 2022
3.125% due 09/25/2036	1,964	1,749

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
4.548% due 08/25/2040	10,600	10,505

		21,060

NEVADA 0.5%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	3,140	3,101

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (d)	29,000	3,814

		6,915

NEW HAMPSHIRE 1.5%

New Hampshire Business Finance Authority Revenue Bonds, Series 2018
4.245% (MUNIPSA) due 10/01/2033 ~	1,000	995

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
4.837% due 07/20/2036	8,571	8,475

New Hampshire Business Finance Authority Revenue Notes, Series 2019
0.000% due 09/01/2025	1,000	992

New Hampshire Business Finance Authority Revenue Notes, Series 2022
4.000% due 12/01/2028	4,050	4,124

New Hampshire Business Finance Authority Revenue Notes, Series 2023
5.087% due 07/20/2027	5,416	5,522

New Hampshire Health and Education Facilities Authority Act Revenue Notes, Series 2017
4.125% due 07/01/2024 ^(b)	864	52

		20,160

NEW JERSEY 1.6%

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	890	919

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2040	1,000	1,015

New Jersey Economic Development Authority Revenue Bonds, Series 2022
5.000% due 11/01/2036	2,500	2,876

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Economic Development Authority Revenue Notes, Series 2017
5.000% due 06/15/2027	$1,450	$1,561

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	5,000	5,018

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (d)	2,000	1,492

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2023
5.000% due 06/15/2043	2,500	2,793

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	2,840	2,884

Union County, New Jersey Improvement Authority Revenue Bonds, Series 2021
8.500% due 06/01/2041	5,000	3,466

		22,024

NEW MEXICO 0.6%

Farmington, New Mexico Revenue Bonds, Series 2005
1.800% due 04/01/2029	8,440	7,562

NEW YORK 11.7%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	7,035	6,599

Build NYC Resource Corp., New York Revenue Bonds, Series 2022
5.750% due 06/01/2042	1,000	1,030

Build NYC Resource Corp., New York Revenue Notes, Series 2022
5.000% due 06/01/2032	200	205

Long Island Power Authority, New York Revenue Bonds, Series 2021
1.500% due 09/01/2051	2,560	2,419

Monroe County, New York Industrial Development Agency Revenue Bonds, (FNMA Insured),Series 2023
4.720% due 01/01/2044	1,800	1,837

New York City Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
4.121% due 03/01/2026	3,000	3,061

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 05/01/2042	5,000	5,062

New York City Water & Sewer System, New York Revenue Bonds, Series 2013
4.100% due 06/15/2050	18,760	18,760

44	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York General Obligation Bonds, Series 2012
4.150% due 04/01/2042	$5,000	$5,000

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2023
5.250% due 06/15/2048	3,200	3,660
5.250% due 06/15/2053	4,400	4,993

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2039	1,000	1,053

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2023
5.250% due 05/01/2048	5,000	5,724

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2055 (d)	26,000	2,173
0.000% due 06/01/2060 (d)	90,000	4,195

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	12,000	11,938
5.375% due 11/15/2040	4,500	4,507

New York State Urban Development Corp. Revenue Bonds, Series 2023
5.000% due 03/15/2037	5,800	6,921
5.000% due 03/15/2047	3,835	4,298
5.000% due 03/15/2048	7,000	7,823
5.000% due 03/15/2053	1,000	1,106

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2023
5.125% due 06/30/2060	5,000	5,247

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2034	1,100	1,121
5.000% due 01/01/2036	500	506

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.250% due 08/01/2031	2,360	2,460

New York Transportation Development Corp. Revenue Bonds, Series 2023
6.000% due 04/01/2035	5,000	5,580
6.000% due 06/30/2054	4,500	4,972

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	2,000	2,016
5.000% due 01/01/2027	5,000	5,120

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	8,000	7,868

New York Transportation Development Corp. Revenue Notes, Series 2021
2.250% due 08/01/2026	1,970	1,885

Port Authority of New York & New Jersey Revenue Bonds, Series 2022
5.500% due 08/01/2052	2,000	2,186

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (d)	$62,170	$6,961

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	7,245	6,605

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2020
5.000% due 11/15/2054	1,500	1,614

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,250	1,142

Yonkers Economic Development Corp., New York Revenue Bonds, Series 2019
5.000% due 10/15/2054	930	852

		158,499

NORTH CAROLINA 0.5%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2007
4.050% due 01/15/2038	7,345	7,345

NORTH DAKOTA 0.0%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
6.625% due 12/15/2031 ^(b)	1,500	300
7.000% due 12/15/2043 ^(b)	1,000	200

		500

OHIO 4.8%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	2,440	2,457

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (d)	76,765	8,257

Cleveland-Cuyahoga County, Ohio Port Authority Tax Allocation Bonds, Series 2021
4.000% due 12/01/2055	970	799

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2044	1,000	957

Franklin County, Ohio Revenue Bonds, Series 2019
4.000% due 12/01/2044	1,575	1,562

Franklin County, Ohio Revenue Bonds, Series 2022
4.050% due 11/01/2042	9,500	9,500

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	13,000	12,236

Kent State University, Ohio Revenue Bonds, Series 2022
5.000% due 05/01/2034	1,425	1,652

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	45

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Montgomery County, Ohio Revenue Bonds, Series 2018
6.250% due 04/01/2049 ^(b)	$3,185	$924

Ohio Air Quality Development Authority Dayton Power And Light Company Project Revenue Bonds, Series 2015
4.250% due 11/01/2040	2,000	2,019

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	5,045	5,148

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	1,000	976

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	1,000	892

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	13,350	12,236

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042	2,700	2,134

Southern Ohio Port Authority Revenue Notes, Series 2020
6.250% due 12/01/2025	1,500	1,119
6.500% due 12/01/2030	1,500	1,136

		64,004

OKLAHOMA 0.4%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2036	1,230	1,188

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	6,000	4,787

		5,975

OREGON 0.2%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2018
5.000% due 05/15/2052	355	298

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2020
5.375% due 11/15/2055	750	686

Multnomah County School District 40, Oregon General Obligation Bonds, Series 2023
0.000% due 06/15/2034 (d)	1,850	1,334

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031 ^(b)	3,900	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oregon State Business Development Commission Revenue Bonds, Series 2018
6.500% due 04/01/2031 ^(b)	$8,500	$1

Oregon State Business Development Commission Revenue Bonds, Series 2020
9.000% due 04/01/2037 ^(b)	5,230	1

		2,320

PENNSYLVANIA 5.3%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	8,940	8,992

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	1,805	2,071

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2039	1,000	1,008

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	7,000	6,564

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
4.970% (MUNIPSA) due 08/15/2038 ~(g)	2,900	2,867

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,000	1,853

Mercer County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2020
6.125% due 10/01/2050	2,090	1,411

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2023
4.450% due 10/01/2034	5,000	5,081

Montgomery County, Pennsylvania Higher Education and Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2039	1,375	1,396

Pennsylvania Economic Development Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.750% due 12/31/2062	2,000	2,214

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 12/31/2030	6,695	6,880
5.000% due 12/31/2038	1,150	1,167

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2019
3.000% due 04/01/2039	3,000	2,654

46	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	$5,000	$5,516

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.250% due 06/30/2053	500	525
5.500% due 06/30/2040	5,000	5,498

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2023
5.000% due 07/01/2042	2,000	2,040

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	4,950	5,223

Pennsylvania Turnpike Commission Oil Franchise Tax Revenue Bonds, Series 2021
4.000% due 12/01/2051	1,500	1,457

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2040	1,400	1,436

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	2,500	2,281

Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, (AGM Insured), Series 2023
5.000% due 09/01/2043	3,000	3,370

		71,504

PUERTO RICO 11.1%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (d)	87,500	7,142

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	26,283	14,357
0.000% due 11/01/2051	70,690	34,078

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2037	1,000	958
4.000% due 07/01/2041	16,500	15,188

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
5.625% due 07/01/2027	2,758	2,920

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	24,461	21,709

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2026 ^	10,600	2,782
5.250% due 07/01/2030 ^	300	79
5.250% due 07/01/2040 ^	3,000	787

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^	3,500	919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (d)	$63,410	$19,960
0.000% due 07/01/2051 (d)	95,339	22,382
5.000% due 07/01/2058	1,600	1,610

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	4,493	4,526

		149,397

RHODE ISLAND 1.3%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (d)	1,700	302

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
4.500% due 06/01/2045	3,160	3,162
5.000% due 06/01/2040	4,500	4,536
5.000% due 06/01/2050	10,000	10,043

		18,043

SOUTH CAROLINA 0.5%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2023
5.250% due 02/01/2054	3,100	3,378

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2021
6.500% due 06/01/2051	500	379

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2023
7.500% due 11/15/2053	2,500	2,582

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.784% due 12/01/2041	1,000	1,032

		7,371

TENNESSEE 2.6%

Bristol Industrial Development Board, Tennessee Revenue Notes, Series 2016
0.000% due 12/01/2024 (d)	3,000	2,852

Franklin Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2017
6.500% due 06/01/2027 ^(b)	2,620	288

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.500% due 07/01/2037 ^(b)	1,420	984
5.625% due 01/01/2046 ^(b)	1,900	1,128

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2023
4.875% due 10/01/2038	5,000	5,305

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	47

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Government of Nashville & Davidson County, Tennessee Industrial Development Board Special Assessment Bonds, Series 2021
0.000% due 06/01/2043 (d)	$2,000	$734

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2054	2,150	1,560

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	10,185	10,217

Tennergy Corp., Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	5,750	6,141

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	5,000	5,352

		34,561

TEXAS 7.3%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	2,675	1,770
12.000% due 12/01/2045	9,000	7,799

Austin, Texas Airport System Revenue Notes, Series 2022
5.000% due 11/15/2030	1,750	1,945

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	1,000	940
9.000% due 03/01/2039	2,460	2,586

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2022
10.000% due 06/01/2042	3,000	2,952

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2023
12.000% due 06/01/2043	7,000	7,052

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	2,250	2,091
6.500% due 07/01/2026	2,750	2,625

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
4.000% due 01/01/2036	2,000	2,111

Central Texas Turnpike System Revenue Bonds, Series 2015
5.000% due 08/15/2042	1,000	1,001

Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2021
4.000% due 12/01/2051	3,000	2,958

Dallas Housing Finance Corp., Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	3,000	3,034

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	$3,000	$2,962

Houston, Texas Airport System Revenue Bonds, (AGM Insured), Series 2023
5.000% due 07/01/2038	1,750	1,944

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2036 ^(b)	2,065	1,415
5.000% due 07/01/2046 ^(b)	6,050	3,369

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
5.000% due 07/01/2047 ^(b)	1,500	990

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	450	326
5.000% due 12/01/2054	250	219

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.250% due 01/01/2042	3,000	2,303

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Notes, Series 2016
4.000% due 07/01/2024 ^(b)	40	18

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	250	248

Port Beaumont Navigation District, Texas Revenue Bonds, Series 2020
4.000% due 01/01/2050	6,000	4,312

Port Beaumont Navigation District, Texas Revenue Bonds, Series 2021
2.750% due 01/01/2036	1,750	1,275

Port Beaumont Navigation District, Texas Revenue Notes, Series 2021
2.500% due 01/01/2030	1,000	844

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
1.125% due 12/01/2045	4,000	3,644

Southwest Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 02/01/2046	5,000	5,541

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2051	4,000	4,267

Texas Department of Housing & Community Affairs Revenue Bonds, (GNMA Insured), Series 2023
5.500% due 07/01/2053	4,470	4,833

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.233% (TSFR3M) due 12/15/2026 ~	3,000	2,989

48	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	$3,000	$3,064

Texas Water Development Board Revenue Bonds, Series 2022
4.800% due 10/15/2052	4,400	4,729
5.000% due 10/15/2057	1,750	1,923

Texas Water Development Board Revenue Bonds, Series 2023
4.875% due 10/15/2048	5,000	5,476
5.000% due 10/15/2058	2,100	2,325

		97,880

U.S. VIRGIN ISLANDS 0.1%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2032	1,540	1,578

UTAH 0.6%

Mida Mountain Village Public Infrastructure District, Utah Special Assessment Bonds, Series 2021
4.000% due 08/01/2050	2,000	1,557

Military Installation Development Authority, Utah Revenue Bonds, Series 2021
4.000% due 06/01/2052	6,500	4,865

UIPA Crossroads Public Infrastructure District, Utah Tax Allocation Bonds, Series 2021
4.375% due 06/01/2052	2,500	2,223

		8,645

VIRGINIA 1.7%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	8,535	8,032

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2021
4.000% due 01/01/2041	455	459

Virginia Beach Development Authority Revenue Bonds, Series 2023
7.000% due 09/01/2053	3,500	3,756

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2052	440	442

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (d)	29,035	907
5.000% due 07/01/2034	7,845	7,328
7.500% due 07/01/2052	4,044	2,427

		23,351

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.6%

Grant County, Washington Public Utility District No 2, Revenue Bonds, Series 2023
5.000% due 01/01/2042	$1,720	$1,940

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	5,850	5,834

		7,774

WEST VIRGINIA 1.4%

Montgomery County, West Virginia Tax Allocation Notes, Series 2023
5.000% due 06/01/2033	500	515

Montgomery County, West Virginia Tax Allocation, Series 2023
5.750% due 06/01/2043	1,000	1,061
6.000% due 06/01/2053	1,500	1,611

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)	70,100	6,212

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	4,885	4,615

West Virginia Hospital Finance Authority Revenue Bonds, Series 2023
5.750% due 09/01/2043	4,000	4,485

		18,499

WISCONSIN 3.6%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	8,000	5,840
7.000% due 01/01/2050	1,000	1,094

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	2,000	900

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	1,500	1,209

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
5.000% due 01/01/2055	1,000	779
5.250% due 03/01/2045	1,500	1,323

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	4,660	220
4.000% due 09/30/2051	985	837
4.000% due 03/31/2056	4,000	3,316
4.500% due 06/01/2056	7,670	5,950
5.000% due 07/01/2037	500	522
5.000% due 07/01/2039	500	514

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	49

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/01/2041	$500	$511
5.250% due 07/01/2061	1,450	1,214
5.625% due 06/01/2050	2,015	1,807
6.500% due 06/01/2045	3,100	2,763

Public Finance Authority, Wisconsin Revenue Notes, Series 2023
0.000% due 09/01/2029 (d)	1,000	659
6.125% due 12/15/2029	3,500	3,490

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2033 (d)	2,755	1,964
0.000% due 12/15/2045 (d)	17,000	6,598

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	4,000	3,851

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 08/15/2046	4,000	3,837

		49,198

Total Municipal Bonds & Notes (Cost $1,557,317)		1,548,782

U.S. GOVERNMENT AGENCIES 2.3%

Freddie Mac
2.990% due 04/25/2043	3,695	3,112
3.600% due 06/01/2043	3,335	2,960
3.790% due 07/01/2040	4,208	3,894
3.850% due 07/01/2039	4,972	4,632
4.900% due 02/01/2040	2,995	3,122
5.210% due 08/01/2040	6,693	7,195
5.917% due 07/15/2040	5,989	6,011

Total U.S. Government Agencies (Cost $29,630)		30,926

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%

Freddie Mac
4.141% due 01/25/2040	7,960	7,196

Multifamily Tax-Exempt Mortgage-backed Securities
4.770% due 07/01/2043	6,000	6,153

Total Non-Agency Mortgage-Backed Securities (Cost $13,476)		13,349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.2%

Louisiana Local Government Environmental Facilities & Community Development Authority
5.198% due 12/01/2039	$3,300	$3,402

Total Asset-Backed Securities (Cost $3,300)		3,402

	SHARES
MUTUAL FUNDS 1.8%

BlackRock MuniHoldings California Quality Fund, Inc.	420,229	4,677

BlackRock MuniHoldings Fund, Inc.	167,840	1,999

BlackRock MuniVest Fund, Inc.	400,900	2,855

BlackRock MuniYield Quality Fund III, Inc.	198,534	2,311

BlackRock New York Municipal Income Trust	40,759	429

Nuveen California Quality Municipal Income Fund	401,979	4,458

Nuveen Municipal Credit Income Fund	299,280	3,538

Nuveen Quality Municipal Income Fund	300,646	3,442

Total Mutual Funds (Cost $30,060)		23,709

PREFERRED SECURITIES 0.5%

FINANCIALS 0.5%

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(f)	6,875,000	6,319
5.000% due 08/01/2024 •(f)	800,000	789

SVB Financial Group
4.100% due 02/15/2031 ^(b)(f)	3,050,000	33

Total Preferred Securities (Cost $9,538)		7,141

SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS (h) 0.1%
		1,586

50	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.2%
5.367% due 01/30/2024 - 04/23/2024 (c)(d)(j)	$30,426	$30,020

Total Short-Term Instruments (Cost $31,604)		31,606

Total Investments in Securities (Cost $1,759,203)		1,740,458

Total Investments 129.0% (Cost $1,759,203)		1,740,458

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (29.6)%		(399,439)

MARKET VALUE (000S)
Financial Derivative Instruments (i) 0.0% (Cost or Premiums, net $0)	$63

Other Assets and Liabilities, net 0.6%	8,094

Net Assets Applicable to Common Shareholders 100.0%	$1,349,176

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Security becomes interest bearing at a future date.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	11/22/2022	$1,608	$1,770	0.13%
California Municipal Finance Authority Revenue Notes, Series 2021	3.000	09/01/2030	12/06/2023	2,252	2,289	0.17
City of Woodland	4.400	09/01/2034	07/26/2023	15,197	15,219	1.13
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	4.970	08/15/2038	09/14/2021	2,958	2,867	0.21

				$22,015	$22,145	1.64%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	51

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$1,586	U.S. Treasury Notes 4.875% due 11/30/2025	$(1,618)	$1,586	$1,586

Total Repurchase Agreements						$(1,618)	$1,586	$1,586

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,586	$0	$0	$1,586	$(1,618)	$(32)

Total Borrowings and Other Financing Transactions	$1,586	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2024	1,060	$(119,664)	$(3,782)	$0	$0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2024	119	(15,898)	(1,332)	63	0

Total Futures Contracts				$(5,114)	$63	$0

52	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$63	$0	$63	$0	$0	$0	$0

(j)	Securities with an aggregate market value of $524 and cash of $4,308 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$63	$63

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,276	$6,276

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5,889)	$(5,889)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	53

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$39,047	$39,047
Corporate Bonds & Notes
Banking & Finance	0	3,443	19,441	22,884
Industrials	0	19,612	0	19,612
Municipal Bonds & Notes
Alabama	0	42,692	0	42,692
Alaska	0	8,079	0	8,079
Arizona	0	13,899	0	13,899
Arkansas	0	7,697	0	7,697
California	0	240,649	0	240,649
Colorado	0	46,521	0	46,521
Delaware	0	33,269	0	33,269
Florida	0	42,700	0	42,700
Georgia	0	73,530	0	73,530
Guam	0	1,509	0	1,509
Idaho	0	5,522	0	5,522
Illinois	0	82,349	0	82,349
Indiana	0	41,209	0	41,209
Iowa	0	22,878	0	22,878
Kentucky	0	9,872	0	9,872
Louisiana	0	10,863	0	10,863
Maryland	0	6,817	0	6,817
Massachusetts	0	7,616	0	7,616
Michigan	0	40,167	0	40,167
Minnesota	0	3,250	0	3,250
Missouri	0	3,529	0	3,529
Multi-State	0	21,060	0	21,060
Nevada	0	6,915	0	6,915
New Hampshire	0	20,160	0	20,160
New Jersey	0	22,024	0	22,024
New Mexico	0	7,562	0	7,562
New York	0	158,499	0	158,499
North Carolina	0	7,345	0	7,345
North Dakota	0	500	0	500
Ohio	0	64,004	0	64,004
Oklahoma	0	5,975	0	5,975
Oregon	0	2,320	0	2,320
Pennsylvania	0	71,504	0	71,504
Puerto Rico	0	149,397	0	149,397
Rhode Island	0	18,043	0	18,043
South Carolina	0	7,371	0	7,371
Tennessee	0	34,561	0	34,561
Texas	0	97,880	0	97,880
U.S. Virgin Islands	0	1,578	0	1,578
Utah	0	8,645	0	8,645
Virginia	0	23,351	0	23,351
Washington	0	7,774	0	7,774
West Virginia	0	18,499	0	18,499
Wisconsin	0	49,198	0	49,198
U.S. Government Agencies	0	30,926	0	30,926
Non-Agency Mortgage-Backed Securities	0	13,349	0	13,349
Asset-Backed Securities	0	3,402	0	3,402

54	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Mutual Funds	$23,709	$0	$0	$23,709
Preferred Securities
Financials	0	7,141	0	7,141
Short-Term Instruments
Repurchase Agreements	0	1,586	0	1,586
U.S. Treasury Bills	0	30,020	0	30,020
Total Investments	$23,709	$1,658,261	$58,488	$1,740,458

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$63	$0	$63
Total Financial Derivative Instruments	$0	$63	$0	$63
Totals	$23,709	$1,658,324	$58,488	$1,740,521

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 12/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$39,480	$(1,205)	$(6)	$50	$728	$0	$0	$39,047	$728
Corporate Bonds & Notes
Banking & Finance	19,488	0	(234)	4	5	178	0	0	19,441	176
Industrials	4,492	0	0	3	0	(707)	0	(3,788)	0	0

Totals	$23,980	$39,480	$(1,439)	$1	$55	$199	$0	$(3,788)	$58,488	$904

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$21,626	Discounted Cash Flow	Discount Rate	5.249-5.320	5.299
	17,421	Proxy Pricing	Base Price	100.000-100.721	100.117
Corporate Bonds & Notes
Banking & Finance	19,441	Discounted Cash Flow	Discount Rate	10.660-11.280	10.992

Total	$58,488

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	55

Notes to Financial Statements

1. ORGANIZATION

PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund (each a “Fund” and collectively the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Municipal Income Fund and PIMCO California Flexible Municipal Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Municipal Income Fund commenced operations on March 15, 2019, and PIMCO California Flexible Municipal Income Fund commenced operations on June 27, 2022. Each Fund is a closed-end management investment company that continuously offers its common shares of beneficial interest (“Common Shares”) and is operated as an “interval fund.” PIMCO Flexible Municipal Income Fund currently offers four classes of Common Shares: Institutional Class, Class A-1, Class A-2 and Class A-3. Institutional Class, Class A-1 and Class A-3 Common Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase unless such purchase of Class A-2 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2 and Class A-3 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. PIMCO California Flexible Municipal Income Fund has five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. PIMCO California Flexible Municipal Income Fund currently offers Institutional Class and Class A-1 Common Shares. PIMCO California Flexible Municipal Income Fund is not offering Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO California Flexible Municipal Income Fund	February 8, 2022

PIMCO Flexible Municipal Income Fund	November 20, 2017

PIMCO Flexible Municipal Income Fund has established a wholly-owned subsidiary in Delaware. See Note 16, Basis for Consolidation in the Notes to Financial Statements for more information regarding the treatment of the Fund’s subsidiary in the financial statements.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP

56	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2023

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as each Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net

ANNUAL REPORT	DECEMBER 31, 2023	57

Notes to Financial Statements (Cont.)

realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions — Common Shares The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Flexible Municipal Income Fund	Daily	Monthly

PIMCO Flexible Municipal Income Fund	Daily	Monthly

Each Fund also intends to distribute to shareholders their pro rata share of any available net capital gain and taxable ordinary income, if any. Net short-term capital gains may be paid more frequently. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in

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surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

The U.S. Securities and Exchange Commission (“SEC”) made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business

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Notes to Financial Statements (Cont.)

day after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to a Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

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Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn,

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Notes to Financial Statements (Cont.)

the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of each Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

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For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market

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Notes to Financial Statements (Cont.)

data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must

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also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Other Investment Companies The Funds may invest up to 5% of their total assets in securities of other closed-end investment companies that invest primarily in municipal bonds and other municipal securities of the types in which the Funds may invest directly (“Acquired Funds”). A copy of each Acquired Fund’s shareholder report is available at the SEC website at www.sec.gov.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).

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Notes to Financial Statements (Cont.)

FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of

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operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

Principal risks associated with investment in the Funds are listed below.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO California Flexible Municipal Income Fund (CAFLX)	PIMCO Flexible Municipal Income Fund (PMFLX)

California State-Specific	X	X

Call	X	X

Confidential Information Access	X	X

Counterparty	X	X

Credit Default Swaps	X	X

Credit	X	X

Cyber Security	X	X

Derivatives	X	X

ANNUAL REPORT	DECEMBER 31, 2023	69

Notes to Financial Statements (Cont.)

	PIMCO California Flexible Municipal Income Fund (CAFLX)	PIMCO Flexible Municipal Income Fund (PMFLX)

Distribution Rate	X	X

High Yield Securities	X	X

Inflation/Deflation	X	X

Insurance	X	X

Interest Rate	X	X

Issuer	X	X

Leverage	X	X

Liquidity	X	X

Loans and Other Indebtedness	X	X

Loan Participations and Assignments	X	X

Loan Origination	X	X

Management	X	X

Market Disruptions	X	X

Market	X	X

Municipal Bond Market	X	X

Municipal Bond	X	X

Municipal Project-Specific	X	X

New York State-Specific	X	X

New/Small Fund	X	—

Non-Diversification	X	—

Operational	X	X

Other Investment Companies	X	X

Portfolio Turnover	X	X

Potential Conflicts of Interest - Allocation of Investment Opportunities	X	X

Privacy and Data Security	X	X

Private Placements	X	X

Puerto Rico-Specific	X	X

Regulatory Changes	X	X

Regulatory—LIBOR	X	X

Reinvestment	X	X

Repurchase Offers	X	X

Securities Lending	X	X

Tax	X	X

U.S. Government Securities	X	X

Valuation	X	X

California State-Specific Risk is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax-exempt issuers to pay interest or repay principal.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of

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reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk is the risk that, in managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Counterparty Risk is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Default Swaps Risk is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivative contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if an issuer or counterparty faces challenges rolling or refinancing its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

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Notes to Financial Statements (Cont.)

Cyber Security Risk is the risk that, as the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract), counterparty risk, tax risk and management risk as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange- traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distribution Rate Risk The Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest

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rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

High Yield Securities Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Insurance Risk is the risk that the Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts and the credit quality of the companies that provide such credit enhancements will affect the value of those securities. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Interest Rate Risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Leverage Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. Leveraging transactions pursued by a Fund may increase its duration and sensitivity to interest rate movements. This means that leverage entails a heightened risk of loss.

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Notes to Financial Statements (Cont.)

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loan Origination Risk is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans a Fund invests in or originates may vary in maturity and/or duration. A Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. A Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may subsequently offer such investments for sale to third parties, provided that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Participations and Assignments Risk is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. If a loan is foreclosed, the Fund may become owner of the loan’s collateral. The Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral. There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations. To the extent a Fund acquires loans, including bank loans, a Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

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Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Market Disruptions Risk is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, climate-change and climate related events, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation or other factors relating to the Fund’s investments or PIMCO’s operations and cause a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries or companies.

Municipal Bond Market Risk is the risk that a Fund may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Fund as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

New York State-Specific Risk is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their

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Notes to Financial Statements (Cont.)

agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal.

New/Small Fund Risk is the risk that a new or smaller fund’s performance may not represent how a fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Privacy and Data Security Risk is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security

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laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Placements Risk is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Puerto Rico-Specific Risk is the risk that a Fund may be affected significantly by political, economic, environmental, social, regulatory or restructuring developments affecting the ability of Puerto Rican municipal issuers to pay interest or repay principal.

Regulatory Changes Risk is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, whether through higher rates, tighter financial regulations or rule proposals that may prevent funds from participating in certain markets. A Fund and the Investment Manager have historically been eligible for exemptions from certain regulations.

However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

Regulatory Risk — LIBOR is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

Reinvestment Risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

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Notes to Financial Statements (Cont.)

Repurchase Offers Risk is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Funds, subject to applicable law, intends to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Funds believe that these repurchase offers are generally beneficial to each Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of a Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of a Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Securities Lending Risk is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund.

Tax Risk is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

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8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial

ANNUAL REPORT	DECEMBER 31, 2023	79

Notes to Financial Statements (Cont.)

margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement. Pursuant to an investment management agreement between the Manager and the Funds (the “Investment Management Agreement”), each Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average daily “total managed assets.” Total managed assets include total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs, tender option bonds and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of a Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Furthermore, to the extent applicable, assets attributable to tender option bonds would be included as assets irrespective of whether or not they are included as assets for financial reporting purposes. However, to the extent a Fund does not contribute municipal bonds to a tender option bond trust but holds residual interests issued by such trust, the tender option bonds outstanding would not be included in the calculation of “total managed assets.” Pursuant to the Investment Management

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Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished all supervisory and administrative and other services reasonably necessary for the operation of a Fund, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, listing and related fees, tax services, valuation services and other services a Fund requires for its daily operations.

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Distribution and Servicing Fees PIMCO Investments LLC (the “Distributor,” an affiliate of PIMCO), serves as the principal underwriter and distributor of each Funds’ shares pursuant to a distribution contract (“Distribution Contract”) with each Fund.

PIMCO Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2 and Class A-3 Common Shares of the Fund. PIMCO California Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)	Distribution and/or Servicing Fee(2)

Fund Name	All Classes	Institutional Class	Class A-1	Class A-2		Class A-3		Class A-4
PIMCO California Flexible Municipal Income Fund	0.75%	N/A	0.50%	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Municipal Income Fund	0.75%	N/A	0.50%	0.50%		0.75%		N/A

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended December 31, 2023.

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Notes to Financial Statements (Cont.)

(1)

Calculated as a percentage of each Fund’s average daily “total managed assets” attributable to each class of respective Fund. Total managed assets includes total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs, tender option bonds and borrowings).

(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended December 31, 2023, the Distributor retained $18,621 representing contingent deferred sales charges from PIMCO Flexible Municipal Income Fund.

(c) Fund Expenses Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buy backs, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buy backs, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not

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initiated or proposed by Fund management; (xii) organizational and offering expenses of the Funds, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, through May 2, 2024, to waive a portion of the Funds’ management fee, or reimburse each Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.10% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment.

ANNUAL REPORT	DECEMBER 31, 2023	83

Notes to Financial Statements (Cont.)

The total recoverable amounts to PIMCO as of December 31, 2023 (from any fee waiver agreements or expense limitation agreements combined), were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO California Flexible Municipal Income Fund	$0	$275	$22	$297

Pursuant to a Management Fee Waiver Agreement between the PIMCO California Flexible Municipal Income Fund and PIMCO, PIMCO contractually agreed, through June 21, 2023, to waive 33% of the management fees it is entitled to receive from PIMCO California Flexible Municipal Income Fund pursuant to the Investment Management Agreement.

PIMCO’s waiver of management fees under the Management Fee Waiver Agreement was applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreement did not apply to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from a Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreement.

Pursuant to the Expense Limitation Agreement and Management Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2023, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO California Flexible Municipal Income Fund	$84

PIMCO Flexible Municipal Income Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Acquired Fund Fees and Expenses Acquired Fund expenses incurred by each Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of each Fund’s assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and

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sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Flexible Municipal Income Fund	$45,670	$31,191	$(2,600)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Flexible Municipal Income Fund	$1,208	$0	$63,192	$31,196

PIMCO Flexible Municipal Income Fund	47,408	0	1,034,374	968,224

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. PREFERRED SHARES

PIMCO Flexible Municipal Income Fund (the “Fund”) issued and has outstanding the following series of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) as of December 31, 2023:

Series	Shares Outstanding	Original Issue Date	Mandatory Redemption Date(4)
Series 2049-A RVMTP Shares(1)	500	November 18, 2019	November 18, 2049
Series 2050-B RVMTP Shares(2)	1,000	November 1, 2022	October 1, 2050

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Notes to Financial Statements (Cont.)

Series	Shares Outstanding	Original Issue Date	Mandatory Redemption Date(4)
Series 2051-A RVMTP Shares(3)	500	December 6, 2021	December 6, 2051
Series 2052-A RVMTP Shares	1,000	January 24, 2022	January 24, 2052
Series 2052-B RVMTP Shares	1,000	April 8, 2022	April 8, 2052

(1)

On May 9, 2022, Series 2050-A RVMTP Shares, originally issued on April 20, 2020, were exchanged for shares of Series 2049-A RVMTP Shares on a one-for-one basis. The remarketable period for the consolidated Series 2049-A RVMTP Shares was extended to May 2025.

(2)

On October 1, 2020, the Fund originally issued 750 Series 2050-B RVMTP Shares. On November 1, 2022, the Fund’s Bylaws were amended and restated to modify provisions related to the RVMTP Shares (the “Restatement”) and concurrent with the Restatement, the Fund issued an additional 250 2050-B RVMTP Shares and amended the terms of the originally issued Series 2050-B RVMTP Shares.

(3)

On June 17, 2019, the Fund issued Variable Rate Muni Fund Term Preferred Shares, Series 2022 (the “VMTP Shares”), which were redesignated (such redesignation, the Redesignation”), effective December 6, 2021, as RVMTP Shares, Series 2051-A. Concurrent with the Redesignation, on December 6, 2021, the Fund issued an additional amount of Series 2051-A RVMTP Shares.

(4)

The RVMTP Shares are subject to a mandatory term redemption date subject to the Fund’s right to extend the term with the consent of the holders of each series of RVMTP Shares. There is no assurance that the term of the RVMTP Shares will be extended.

In the Fund’s Statements of Assets and Liabilities, the Preferred Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Costs directly related to the Redesignation and issuance of each series of RVMTP Shares are considered debt issuance costs and are being amortized into interest expense over the life of each series of RVMTP Shares. The liquidation value of the Preferred Shares in the Fund’s Statements of Assets and Liabilities is shown as a liability and represents their liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The Fund may redeem, in whole or from time to time in part, the outstanding RVMTP Shares at a redemption price per share equal to (i) the liquidation preference of the RVMTP Shares, plus (ii) an amount equal to all unpaid dividends and other distributions accumulated from and including the date of issuance to (but excluding) the date of redemption (whether or not earned or declared by the Fund, but without interest thereon) plus (iii) any applicable optional redemption premium. No Preferred Shares were redeemed during the period ended December 31, 2023.

The Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates and redemption provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of Preferred Shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of the Fund. No Special Terms Period with respect to a series of RVMTP Shares will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares in such series are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period). A Special Terms Period will not become effective before the 12-month anniversary (for Series 2049-A, Series 2051-A, Series 2052-A and Series 2052-B) or 24-month anniversary (for Series 2050-B) of the date of original issue of the applicable series of RVMTP Shares. The Fund did not declare a Special Terms Period during the period ended December 31, 2023.

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In addition, with respect to each series of RVMTP Shares, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before each three-year anniversary (or, with respect to the Series 2050-B, 42-month anniversary) of the date of original issue of such series of RVMTP Shares, (ii) the date the Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon a three-year anniversary (for Series 2049-A, Series 2051-A, Series 2052-A and Series 2052-B) or 42-month anniversary (for Series 2050-B) of the date of original issue of the RVMTP Shares (November 1, 2022 for Series 2050-B) or upon the end of a Special Terms Period (each, an “RVMTP Share Early Term Redemption Date”) have not been either retained by the holders or remarketed by the Mandatory Tender Date, the Fund will redeem such RVMTP Shares on the RVMTP Share Early Term Redemption Date. (1) No Mandatory Tender Event occurred during the period ended December 31, 2023.

Dividends paid with respect to the Preferred Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected as a component of interest expense in the Statements of Operations. For the period ended December 31, 2023, the amount of the RVMTP Shares outstanding, interest expense related to the dividends paid to RVMTP Shares (including amounts prior to and after the Redesignation, as applicable) and the daily weighted average interest rate (calculated from issuance date), including issuance costs, can be found in the table below:

	Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*
Series 2049-A RVMTP Shares	500	$2,375	4.75%
Series 2050-B RVMTP Shares	1,000	4,668	4.67
Series 2051-A RVMTP Shares	500	2,371	4.74
Series 2052-A RVMTP Shares	1,000	4,597	4.60
Series 2052-B RVMTP Shares	1,000	4,567	4.57

†	Amounts in thousands. A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is the corresponding three- year anniversary (for Series 2049-A, Series 2051-A, and Series 2052-B), 42-month anniversary (for Series 2050-B) of the date of original issue of such series of RVMTP Shares (November 1, 2022 for Series 2050-B), or the date that is 180 calendar days following the Early Redemption Date (for Series 2052-A), (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares).

*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the table below.

The Fund is subject to certain limitations and restrictions while the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the Preferred Shares at their liquidation preference plus

ANNUAL REPORT	DECEMBER 31, 2023	87

Notes to Financial Statements (Cont.)

any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the Preferred Shares and any other preferred shares of the Fund outstanding based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of the Fund’s preferred shares. Under the terms of purchase agreements between the Fund and the investors in the Preferred Shares, the Fund is subject to various investment requirements while the Preferred Shares are outstanding. These requirements may be more restrictive than those to which the Fund is otherwise subject in accordance with its investment objectives and policies. In addition, the Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the Preferred Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Act.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares.

The Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act, including the Preferred Shares, as set forth in the Fund’s governing documents and the Act. One such requirement under the Act is that the Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. In addition, under the terms of the Series 2050-B, the Fund must maintain a minimum asset coverage ratio of 225%. The asset coverage ratio is reported in the Financial Highlights.

Holders of preferred shares of the Fund, who are entitled to one vote per share, including holders of Preferred Shares, generally vote together as one class with the common shareholders of the Fund, but preferred shareholders vote separately as a class to elect two Trustees of the Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the Act, preferred shareholders, including holders of the Preferred Shares, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The dividend rates paid on the Preferred Shares are determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for the RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate for Series 2049-A, Series 2051-A, and Series 2052-B is equal to the greater of (i) the sum of the Index Rate(1) plus the Applicable Spread(2) for the Rate Period plus the “Failed Remarketing Spread”(3), and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier(4) for such Rate Period plus (b) 1.00% plus (c) the Failed Remarketing Spread. The RVMTP Share Dividend Rate for Series 2050-B is equal to (i) the sum of the Index Rate plus

88	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2023

(ii) the Applicable Spread (including the “Spread Adjustment” (5)) plus (iii) the Failed Remarketing Spread. The RVMTP Share Dividend Rate for Series 2052-A is equal to the greater of (i) the sum of the Index Rate plus an “Applicable Spread” for the Rate Period plus the Failed Remarketing Spread, if applicable, and (ii) the sum of (a) the product of the Index Rate multiplied by the “Applicable Multiplier” for such Rate Period plus (b) 0.92% plus (c) the Failed Remarketing Spread, if applicable. The dividend per RVMTP Share for the Rate Period is then determined as described in the table below. (6)

Dividend Rate		Rate Period Fraction		Preferred Shares Liquidation Preference		Dividend

		Number of days in the Rate Period (or a part thereof)

RVMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share

		Total number of days in the year

(1)

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index.

(2)

For each series of RVMTP Shares, the Applicable Spread for a Rate Period is a percentage per annum that is based on the long term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares, and, for Series 2050-B, it is also based on “Spread Adjustment.”

(3)

With respect to Series 2049-A, Series 2051-A, Series 2052-B and Series 2050-B, the Failed Remarketing Spread means (i) for so long as two or more Failed Remarketings have not occurred, 0%, and (ii) following the second occurrence of a Failed Remarketing, 0.15% (for Series 2049-A, Series 2051-A and Series 2052-B) or 0.25% (for Series 2050-B) multiplied by the number of Failed Remarketings that have occurred after the first Failed Remarketing. With respect to Series 2052-A, a Failed Remarketing Spread means (a) in the case of a Failed Special Terms Period Remarketing (as defined below): (i) for so long as two or more Failed Special Terms Period Remarketings have not occurred, 0.05%, and (ii) following the second occurrence of a Failed Special Terms Period Remarketing, 0.10% multiplied by the number of Failed Special Terms Period Remarketings that have occurred after the first Failed Special Terms Period Remarketing, and (b) in the case of a Failed Early Term Redemption Date Remarketing (as defined below): (i) 0.75% for the first 59 days following the applicable Early Term Redemption Date, (ii) 1.00% for the 60th to the 89th day following such Early Term Redemption Date, (iii) 1.25% for the 90th to the 119th day following such Early Term Redemption Date, (iv) 1.50% for the 120th to the 149th day following such Early Term Redemption Date, and (v) 1.75% for the 150th day following such Early Term Redemption Date to the date of the associated mandatory redemption of the Series 2052-A RVMTP Shares. With respect to Series 2049-A, Series 2051-A, Series 2052-B and Series 2050-B, a “Failed Remarketing,” with respect to a series of RVMTP Shares, will occur if any RVMTP Shares in such series subject to a Mandatory Tender Event due to the Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date (each as defined below). With respect to Series 2052-A, a “Failed Special Terms Period Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event due to the Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date. In addition, with respect to Series 2052-A, a “Failed Early Term Redemption Date Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event have not been either retained by the holders or successfully remarketed by the Early Term Redemption Date.

(4)

For each series of RVMTP Shares other than the Series 2050-B, the Applicable Multiplier for a Rate Period is a percentage that is based on the long term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares.

(5)

The “Spread Adjustment” means, (i) for the period from the closing date, November 1, 2022, to and including the date that is six months prior to the then current RVMTP Early Term Redemption Date (as defined above) (“Rate Period Termination Date”), 0%, and (ii) for the period after the Rate Period Termination Date, 2.00%.

(6)

For each series of RVMTP Shares, an increased RVMTP Share Dividend Rate could be triggered by the Fund’s failure to comply with certain requirements relating to such series of RVMTP Shares, certain actions taken by the applicable ratings agency or certain determinations regarding the tax status of such series of RVMTP Shares made by a court or other applicable governmental authority. The RVMTP Share Dividend Rate will in no event exceed 15% per year.

ANNUAL REPORT	DECEMBER 31, 2023	89

Notes to Financial Statements (Cont.)

For the period ended December 31, 2023, the annualized dividend rate on each series of the RVMTP Shares ranged from:

	Shares Issued and Outstanding	High	Low	As of December 31, 2023
Series 2049-A RVMTP Shares	500	5.520%	2.660%	4.870%
Series 2050-B RVMTP Shares	1,000	5.550%	2.690%	4.900%
Series 2051-A RVMTP Shares	500	5.520%	2.660%	4.870%
Series 2052-A RVMTP Shares	1,000	5.440%	2.580%	4.790%
Series 2052-B RVMTP Shares	1,000	5.440%	2.580%	4.790%

14. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Flexible Municipal Income Fund

	Year Ended 12/31/2023				Inception Date through 12/31/2022(a)

	Shares		Amount		Shares	Amount

Receipts for shares sold

Institutional Class	3,387		$33,294		4,722	$46,507

Class A-1	445	(b)	4,432	(b)	N/A	N/A

Issued as reinvestment of distributions

Institutional Class	120		1,192		46	449

Class A-1	7	(b)	69	(b)	N/A	N/A

Cost of shares repurchased

Institutional Class	(224)		(2,187)		0	0

Class A-1	0	(b)	0	(b)	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	3,735		$36,800		4,768	$46,956

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was June 27, 2022.
(b)	Inception date of the Class A-1 was January 31, 2023.

90	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2023

	PIMCO Flexible Municipal Income Fund (Consolidated)

	Year Ended 12/31/2023		Year Ended 12/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	18,905	$187,553	32,720	$339,424

Class A-1	10,610	104,876	6,809	73,568

Class A-2	3,624	35,998	2,814	29,155

Class A-3	4,385	43,445	5,807	59,289

Issued as reinvestment of distributions

Institutional Class	1,226	12,043	741	7,492

Class A-1	1,113	10,948	769	7,780

Class A-2	136	1,334	75	754

Class A-3	495	4,854	3	34

Cost of shares repurchased

Institutional Class	(24,432)	(239,125)	(31,099)	(310,402)

Class A-1	(4,474)	(43,841)	(3,660)	(36,443)

Class A-2	(1,797)	(17,770)	(511)	(4,911)

Class A-3	(3,092)	(30,106)	(5,340)	(57,723)

Net increase (decrease) resulting from Fund share transactions	6,699	$70,209	9,128	$108,017

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of the Funds along with their respective percent ownership, if any, as of December 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Flexible Municipal Income Fund	0	1	0%	31%

15. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 10% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded from available cash or sales of

ANNUAL REPORT	DECEMBER 31, 2023	91

Notes to Financial Statements (Cont.)

portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Notwithstanding the foregoing, a Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their Common Shares, before prorating Common Shares tendered by other shareholders; provided that, if a shareholder holds shares through a financial intermediary, such intermediary may not be willing or able to arrange for this treatment on such shareholder’s behalf. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

92	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2023

PIMCO Flexible Municipal Income Fund

The following table summarizes the repurchase offers completed by the Fund for all share classes during the year ended December 31, 2023.

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration % Repurchased(1)

February 9, 2023	10%	3,744,373	$38,042,830	3,744,373	2.88%	N/A

May 9, 2023	10	10,619,636	105,983,965	10,619,636	7.57	N/A

August 9, 2023	10	5,213,954	51,566,005	5,213,954	3.73	N/A
November 9, 2023	10	14,105,967	134,147,742	14,105,967	9.99	N/A

(1)

If the repurchase offer was oversubscribed, then Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

PIMCO California Flexible Municipal Income Fund

The following table summarizes the repurchase offers completed by the Fund for all share classes during the year ended December 31, 2023.

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration % Repurchased(1)

February 9, 2023	10%	2,279	$23,086	2,279	0.05%	N/A

May 9, 2023	10	14,111	141,957	14,111	0.25	N/A

August 9, 2023	10	54,655	546,003	54,655	0.87	N/A
November 9, 2023	10	152,523	1,476,423	152,523	2.27	N/A

(1)

If the repurchase offer was oversubscribed, then Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

16. BASIS FOR CONSOLIDATION

PIMCO Flexible Municipal Income Fund’s subsidiary was formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and its subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship of each subsidiary as of period end.

Fund name	Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net†

PIMCO Flexible Municipal Income Fund	14751 SPV I LLC	06/29/2023	0.1%

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2023	93

Notes to Financial Statements (Cont.)

17. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

18. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO California Flexible Municipal Income Fund	$86	$0	$0	$3,386	$0	$(16)	$0	$0	$3,456

PIMCO Flexible Municipal Income Fund	36,874	0	0	(23,781)	0	(125,825)	0	0	(112,732)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

94	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2023

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on straddle loss deferrals, return of capital distributions from underlying funds, tax exempt securities, and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through December 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2023 through December 31, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Flexible Municipal Income Fund	$16	$0

PIMCO Flexible Municipal Income Fund	79,353	46,472

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Flexible Municipal Income Fund	$82,565	$3,656	$(271)	$3,385

PIMCO Flexible Municipal Income Fund	1,759,124	69,017	(92,797)	(23,780)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on straddle loss deferrals, return of capital distributions from underlying funds, tax exempt securities, and interest accrued on defaulted securities.

ANNUAL REPORT	DECEMBER 31, 2023	95

Notes to Financial Statements (Cont.)

December 31, 2023

For the fiscal years ended December 31, 2023 and December 31, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	December 31, 2023				December 31, 2022
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Flexible Municipal Income Fund	$1,866	$344	$0	$0	$549	$0	$0	$0

PIMCO Flexible Municipal Income Fund	38,055	16,085	0	0	31,294	10,035	751	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

19. SUBSEQUENT EVENTS

In preparing these financial statements, each Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 12, 2024, pursuant to the authority expressly vested in the Board of Trustees of PIMCO California Flexible Municipal Income Fund (the “Fund”), the Fund issued 250 shares of a single series of Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2054 (the “Series 2054 RVMTP Shares”), with a par value of $0.00001 per share and liquidation preference of $100,000 per share (the “Issuance”). See “Note 13 – Preferred Shares” for a discussion of the general characteristics of the RVMTP Shares of the Funds. As of January 12, 2024, the Series 2054 RVMTP Shares have 250 shares outstanding with an Original Issue Date of January 12, 2024 and a Mandatory Redemption Date of January 12, 2054. With respect to the Series 2054 RVMTP Shares, a Mandatory Tender Event will occur on each date that is (i) 20 business days before each 42-month anniversary of the Original Issue Date, (ii) the date the Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). The RVMTP Share Dividend Rate for Series 2054 RVMTP Shares is equal to the sum of the Index Rate plus the Applicable Spread for the Rate Period plus the Failed Remarketing Spread (if applicable), as those terms are discussed above at “Note 13 – Preferred Shares.” In connection with the Issuance, Fitch Ratings assigned a long-term rating of “AA” to the Series 2054 RVMTP Shares.

There were no other subsequent events identified that require recognition or disclosure.

96	PIMCO MUNICIPAL INTERVAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations, of changes in net assets and, for the fund indicated in the table below, of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets and, for the fund indicated in the table below, its cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PIMCO California Flexible Municipal Income Fund (1)

PIMCO Flexible Municipal Income Fund (2)*

(1) Statement of operations for the year ended December 31, 2023 and statement of changes in net assets for the year ended December 31, 2023 and for the period June 27, 2022 (inception date) through December 31, 2022

(2) Statement of operations and statement of cash flows for the year ended December 31, 2023, and statement of changes in net assets for the years ended December 31, 2023 and 2022

*The financial statements for PIMCO Flexible Municipal Income Fund are presented on a consolidated basis

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

ANNUAL REPORT	DECEMBER 31, 2023	97

Report of Independent Registered Public Accounting Firm (Cont.)

December 31, 2023 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 26, 2024

We have served as the auditor of one or more investment companies in PIMCO Interval Funds since 2016.

98	PIMCO MUNICIPAL INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	TSFR3M	Term SOFR 3-Month
SOFR	Secured Overnight Financing Rate

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FNMA	Federal National Mortgage Association
AGM	Assured Guaranty Municipal	GNMA	Government National Mortgage Association
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.	SGI	Syncora Guarantee, Inc.

Other Abbreviations:
BABs	Build America Bonds	TBD	To-Be-Determined
TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles or at the time of funding

ANNUAL REPORT	DECEMBER 31, 2023	99

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended December 31, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO California Flexible Municipal Income Fund	0%	0%	$2,210	$0	$0
PIMCO Flexible Municipal Income Fund	8.94%	9.93%	54,140	0	7,360

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends. Non-corporate shareholders meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO California Flexible Municipal Income Fund	0%

PIMCO Flexible Municipal Income Fund	0%

100	PIMCO MUNICIPAL INTERVAL FUNDS

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Flexible Municipal Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0338	$0.0000	$0.0000	$0.0338

August 2023	$0.0357	$0.0000	$0.0000	$0.0357

September 2023	$0.0388	$0.0000	$0.0000	$0.0388

October 2023	$0.0346	$0.0000	$0.0000	$0.0346

November 2023	$0.0370	$0.0000	$0.0000	$0.0370

December 2023	$0.0385	$0.0000	$0.0000	$0.0385

A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0299	$0.0000	$0.0000	$0.0299

August 2023	$0.0315	$0.0000	$0.0000	$0.0315

September 2023	$0.0348	$0.0000	$0.0000	$0.0348

October 2023	$0.0307	$0.0000	$0.0000	$0.0307

November 2023	$0.0330	$0.0000	$0.0000	$0.0330

December 2023	$0.0341	$0.0000	$0.0000	$0.0341

A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0302	$0.0000	$0.0000	$0.0302

August 2023	$0.0316	$0.0000	$0.0000	$0.0316

September 2023	$0.0346	$0.0000	$0.0000	$0.0346

October 2023	$0.0308	$0.0000	$0.0000	$0.0308

November 2023	$0.0329	$0.0000	$0.0000	$0.0329

December 2023	$0.0339	$0.0000	$0.0000	$0.0339

ANNUAL REPORT	DECEMBER 31, 2023	101

Distribution Information (Cont.)

(Unaudited)

A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0278	$0.0000	$0.0000	$0.0278

August 2023	$0.0295	$0.0000	$0.0000	$0.0295

September 2023	$0.0326	$0.0000	$0.0000	$0.0326

October 2023	$0.0288	$0.0000	$0.0000	$0.0288

November 2023	$0.0309	$0.0000	$0.0000	$0.0309

December 2023	$0.0318	$0.0000	$0.0000	$0.0318

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

102	PIMCO MUNICIPAL INTERVAL FUNDS

Changes to Board of Trustees/Changes to Portfolio Managers

(Unaudited)

Effective April 30, 2023, John C. Maney retired from his position as Trustee of the Funds.

Effective April 30, 2023, the Board of Trustees appointed Ms. Libby D. Cantrill as a Trustee of the Funds.

Effective April 21, 2023, each Fund’s portfolio is jointly and primarily managed by David Hammer, Amit Arora and Kyle Christine, and Rachel Betton no longer serves as portfolio manager.

ANNUAL REPORT	DECEMBER 31, 2023	103

Dividend Reinvestment Plan

PIMCO-SPONSORED INTERVAL FUNDS

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

Registered holders (“Common Shareholders”) of common shares of beneficial interest (the “Common Shares”) of each of the PIMCO-sponsored interval funds listed on Appendix A hereto, as it may be amended from time to time (each, a “Fund”), whose Common Shares are registered with the Agent (as defined below), will automatically be enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows with respect to each such Fund:

1. THE PLAN AGENT. DST Systems, Inc. (the “Agent”) will act as Agent for each Participant.

2. CASH OPTION. The Fund will declare its income dividends or capital gains or other distributions (“Distributions”) payable in Common Shares, or, at the option of Common Shareholders, in cash. Therefore, each Participant will have all Distributions, net of any applicable U.S. withholding taxes, on his or her Common Shares automatically reinvested in additional Common Shares, unless such Participant elects to receive such Distributions in cash by contacting the Agent. An election to receive cash may be revoked or reinstated at the election of the Common Shareholder.

3. VALUATION. On the payment date for a Distribution, the Agent shall receive newly issued Common Shares (“Additional Common Shares”), including fractions, from the Fund for each Participant’s account. The number of Additional Common Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the net asset value per Common Share on the declaration date. The net asset value per Common Share on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund in accordance with the Fund’s current prospectus. It is contemplated that the Fund will pay dividends at least quarterly. If, for any reason beyond the control of the Agent, reinvestment of the Distributions cannot be completed within 30 days after the applicable payment date for Distribution, funds held by the Agent on behalf of a Participant will be distributed to that Participant.

4. TAXATION. The automatic reinvestment of Distributions does not relieve Participants of any taxes which may be payable on Distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

5. LIABILITY OF AGENT. The Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Shares within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Shares acquired. The Agent may commingle Participants’ funds.

6. RECORDKEEPING. The Agent may hold each Participant’s Common Shares acquired pursuant to the Plan together with the Common Shares of other Common Shareholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Distributions on fractional shares will be credited to each Participant’s account. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than sixty (60) days, after the date thereof. No certificates for any full or fractional

104	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Common Shares will be issued. Any share dividends or split shares distributed by the Fund on Common Shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Common Shareholders rights to purchase additional Common Shares, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.

7. PROXY MATERIALS. The Agent will forward to each Participant any proxy solicitation material. The Agent will vote any Common Shares held for a Participant first in accordance with the instructions set forth on proxies returned by such Participant to the Fund, and then with respect to any proxies not returned by such Participant to the Fund, in the same proportion as the Agent votes the proxies returned by the Participants to the Fund.

8. BROKERS, NOMINEE HOLDERS, ETC. In the case of shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Common Shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

9. FEES. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. The Agent’s service fee for handling Distributions will be paid by the Fund.

10. TERMINATION OF PARTICIPATION. Each registered Participant may terminate his or her participation under the Plan by notifying the Agent in writing at PIMCO Interval Funds, C/O DST Systems, Inc., 430 W. 7th Street, Suite 219993, Kansas City, MO 64105-1407 or by faxing the Agent at 844.643.0432 or by completing and returning the transaction form attached to each Plan statement. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent at least ten (10) days prior to such Distribution payment date. The Plan may be terminated for a Fund by the Agent or the Fund upon notice in writing mailed to each Participant at least sixty (60) days prior to the effective date of the termination. Upon any termination, the Agent will transfer such Common Shares to a broker designated by the Participant for the full shares held for such Participant under the Plan and cash adjustment for any fraction of a Common Share at the then net asset value of the Common Shares to be delivered to him or her without charge. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by contacting the Agent at 844.312.2113.

11. AMENDMENT OF THE PLAN. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least thirty (30) days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund. The Fund may suspend the Plan at any time without notice to the Participants.

12. APPLICABLE LAW. These terms and conditions shall be governed by the laws of The Commonwealth of Massachusetts.

ANNUAL REPORT	DECEMBER 31, 2023	105

Dividend Reinvestment Plan (Cont.)

(Unaudited)

Appendix A

PIMCO-Sponsored Interval Funds

(As of June 22, 2022)

FUND

PIMCO FLEXIBLE CREDIT INCOME FUND

PIMCO FLEXIBLE MUNICIPAL INCOME FUND

PIMCO FLEXIBLE EMERGING MARKETS INCOME FUND

PIMCO CALIFORNIA FLEXIBLE MUNICIPAL INCOME FUND

PIMCO FLEXIBLE REAL ESTATE INCOME FUND

106	PIMCO MUNICIPAL INTERVAL FUNDS

Management of the Funds

(Unaudited)

The chart below identifies Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 312-2113.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Since inception.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); Director, Watford Re (since 2017); and Director, Cadre Inc., a manufacturer of safety equipment (since 2022). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011- 2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Since 2019 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund).	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	30	Trustee, Allianz Funds (2019- 2021); Trustee, Virtus Funds (2021-Present).

ANNUAL REPORT	DECEMBER 31, 2022	107

Management of the Funds (Cont.)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joseph B. Kittredge, Jr. 1954	Trustee	Since 2020 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund).	Trustee (since 2019) and Governance Committee (since 2020), Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015); Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); and President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	30	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

Kathleen McCartney 1955	Trustee	Since 2022.	Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities; President Emerita, Smith College (since 2023); Formerly, President, Smith College (2013-2023); Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University (2007-2013).	30	None

108	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Alan Rappaport 1953	Trustee	Since inception.	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Trustee, Virtus Closed-End Funds (2021-2023).

E. Grace Vandecruze 1963	Trustee	Since 2021 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund).	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Director, Link Logistic REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); Director, Wharton Graduate Executive Board; Chief Financial Officer, ShoulderUp Technology Acquisition Corp, a special purpose acquisition company (since 2021); and Director, Blackstone Private Equity Strategies Fund L.P. (since 2022). Formerly, Director, Resolution Holdings (2015-2019); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (2021-2022); and Director, SBLI USA, a life insurance company (2015-2018).	30	None

ANNUAL REPORT	DECEMBER 31, 2023	109

Management of the Funds (Cont.)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees

Libby D. Cantrill** 1977	Trustee	Since April 2023	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); Investment Banking Analyst, Morgan Stanley (2000-2003).	30	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present).

David N. Fisher** 1968	Trustee	Since 2019 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund).	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008)	30	None

*	Under the Fund’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her retirement, removal, disqualification, resignation or replacement.
**

Ms. Cantrill and Mr. Fisher are “interested persons” of the Fund, as defined in Section 2(a)(19) of the Act, due to their affiliations with PIMCO and its affiliates. Their address is 650 Newport Center Drive, Newport Beach, California 92660.

110	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Joshua D. Ratner 1976	President	Since January 2024	Executive Vice President, Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since inception	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Ryan Leshaw[1] 1980	Chief Legal Officer	Since 2019 (PIMCO Flexible Municipal Income Fund); Since Inception (PIMCO California Flexible Municipal Income Fund)	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019 (PIMCO Flexible Municipal Income Fund); Since Inception (PIMCO California Flexible Municipal Income Fund)	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018 (PIMCO Flexible Municipal Income Fund); Since Inception (PIMCO California Flexible Municipal Income Fund)	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill 1980	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Carol K. Chan[1] 1982	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Alyssa M. Creighton[1] 1974	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Jason R. Duran[1] 1977	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	DECEMBER 31, 2023	111

Management of the Funds (Cont.)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Kenneth W. Lee[1] 1972	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Greg J. Mason[2] 1980	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Collen P. McLaughlin[2] 1983	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Shiv Narain[1] 1981	Vice President	Since January 2024	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keith A. Werber[1] 1973	Vice President	Since 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth[1] 1979	Vice President	Since January 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh[1] 1978	Treasurer	Since 2021 (PIMCO Flexible Municipal Income Fund); Since Inception (PIMCO California Flexible Municipal Income Fund)	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Deputy Treasurer	Since 2022 (PIMCO Flexible Municipal Income Fund); Since Inception (PIMCO California Flexible Municipal Income Fund)	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman 1977	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Fund, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Laine E. Pacetti[1] 1989	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Fund, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

112	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Jason R. Stern 1979	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Fund, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Chi H. Vu1 1983	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Fund, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	DECEMBER 31, 2023	113

Privacy Policy1

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

114	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 The listed entities which are open-end investment companies are known as the “Trusts,” the listed entities which are publicly-traded closed-end investment companies are known as the “Closed-End Funds,” the listed entities which are closed-end investment companies operating as “interval” funds pursuant to Rule 23c-3 under the 1940 Act are known as the “Interval Funds”, and the listed entities which are business development companies are known as the “BDCs.” The Trusts’ respective series, the Closed-End Funds, the Interval Funds and the BDC are referred to herein as the “Funds.” References to “Trustees” include Directors, as applicable.

3 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	DECEMBER 31, 2023	115

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

SS&C Global Investor & Distribution Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Transfer Agent, Dividend Paying Agent and Registrar for Remarketable Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF3002AR_123123

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2023	$ 116,109
	December 31, 2022	$ 105,849

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2023	$ —
	December 31, 2022	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2023	$ —
	December 31, 2022	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2023	$ —
	December 31, 2022	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

		Aggregate Non-Audit Fees Billed to Entity
Entity		December 31, 2023	December 31, 2022
PIMCO Flexible Municipal Income Fund	$	—	$—
Pacific Investment Management Company LLC (“PIMCO”)		28,843,819	16,740,682

Totals	$	28,843,819	$16,740,682

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

 Sarah E. Cogan

 Deborah A. DeCotis

 Joseph B. Kittredge, Jr.

 Kathleen A. McCartney

 Alan Rappaport

 E. Grace Vandecruze

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy voting1 policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed-Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to the Fund. Consistent with its management responsibilities, the Sub-Adviser would assume the authority for voting proxies on behalf of PIMCO for the Fund. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

As of March 1, 2024, the following individuals have primary responsibility for the day-to-day management of PIMCO Flexible Municipal Income Fund (the “Fund”):

David Hammer

Mr. Hammer has been a portfolio manager of the Fund since its inception in March 2019. Mr. Hammer is a Managing Director and municipal bond portfolio manager in the Newport Beach office. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

Amit Arora

Mr. Arora has been a portfolio manager of the Fund since August 2019. Mr. Arora is an executive vice president and portfolio manager in the Newport Beach office and a member of the credit and liability-driven portfolio management teams. He manages credit portfolios focusing on investment grade and long credit. He was previously a senior member of PIMCO’s global risk management team. Prior to joining PIMCO in 2009, he was an executive director, responsible for credit hybrids and exotics trading at J.P. Morgan.

Kyle Christine

Mr. Christine has been a portfolio manager of the Fund since April 2023. Mr. Christine is a senior vice president and municipal bond portfolio manager in the Newport Beach office. He has previously served as a rotating member of PIMCO’s Americas portfolio committee. Prior to joining PIMCO in 2017, he was an institutional high yield and taxable municipal bond trader at Morgan Stanley. He has 11 years of investment and financial services experience and holds an undergraduate degree from Union College (NY).

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of December 31, 2023, including accounts managed by a team, committee, or other group that includes the Portfolio Managers. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
David Hammer[1]	28	$13,961.05	11	$30,894.00	184	$15,359.72
Amit Arora	7	$15,353.94	16	$9,452.03	170	$28,530.32
Kyle Christine	22	$12,405.07	0	$0.00	4	$57,399.96

1 Of these Other Pooled Investment Vehicles,  1  account(s) totaling $201.60 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Fund and another

Client. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and its affiliates. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. In the event investment opportunities are allocated among the Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Although PIMCO will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund will generally not be permitted to co-invest in any issuer in which a fund managed by PIMCO or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund would be able to co-invest with funds managed by PIMCO or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Pursuant to co-investment exemptive relief, the Fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which the Fund has made an investment. From time to time, the Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. PIMCO has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of PIMCO.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

(a)(3)

As of December 31, 2023, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO and its affiliates approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups and;

●	Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund each portfolio manager beneficially owned as of December 31, 2023:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2023
David Hammer	$500,001-$1,000,000
Amit Arora	None
Kyle Christine	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes—Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes—Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Municipal Income Fund

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: March 1, 2024

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 1, 2024